UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

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Oxford Lane Capital Corp.

(Exact name of registrant as specified in charter)

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8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Name and address of agent for service)

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Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1.       Reports to Stockholders.

The annual report to stockholders for the year ended March 31, 2023 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Annual Report

March 31, 2023

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp.

Letter to Stockholders and Management’s Discussion of Fund Performance

May 17, 2023
To Our Stockholders:

Company Overview

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the fiscal year ended March 31, 2023. The net asset value of our shares at that date was $4.61 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value. The Fund’s closing price at March 31, 2023 was $5.23, compared to $7.24 at March 31, 2022. The total return based on market value for Oxford Lane, for the year ended March 31, 2023, as reflected in the Fund’s financial highlights, was (15.53)%. This return reflects the change in market price for the year ended March 31, 2023, as well as the impact of $0.90 per share in distributions declared and paid. The total return based on net asset value (“NAV”) for the year ended March 31, 2023, as reflected in the Fund’s financial highlights, was (16.01)%. Please refer to “Note 12. Financial Highlights” for further details. On May 15, 2023, the last reported sale price of the Fund’s common stock was $5.21.

We note that there may be significant differences between Oxford Lane’s earnings prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and our taxable earnings, particularly related to collateralized loan obligation (“CLO”) equity investments where our taxable earnings are based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while GAAP earnings are based upon an effective yield calculation. Additionally, as our taxable earnings are not generally known until after our distributions are made; those distributions may represent a return of capital on a tax basis. While reportable GAAP income from our CLO equity investments for the year ended March 31, 2023 was approximately $249.9 million, we received or were entitled to receive approximately $331.8 million in distributions from our CLO equity investments.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk-adjusted total return over its investment horizon. Our current focus is to seek that return by investing in equity and junior debt tranches of CLO vehicles(1), which are collateralized primarily by diverse portfolios of senior loans made to companies whose debt is unrated or is rated below investment grade and, to a limited extent, subordinated and/or unsecured loans and bonds. Such CLO vehicles generally have little to no exposure to real estate loans, mortgage loans or pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate senior loans that may be used to form the basis of a CLO vehicle. The Fund may also invest, on an opportunistic basis, in other corporate credits of a variety of types.

Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within a CLO vehicle are limited to those which, on an aggregated basis, have met established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit or industry.

An investment in our Fund carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 13. Risks and Uncertainties”, as well as our prospectus, carefully.

2023 Portfolio Review

As of March 31, 2023, we held equity investments in 202 different CLO structures, and debt investments in 21 different CLO structures.

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1.       A CLO vehicle is formed by issuing various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally structured to absorb the CLO’s losses before any of the CLO’s debt tranches, and it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest tranche of a CLO vehicle.

For the year ended March 31, 2023, net investment income, calculated in accordance with GAAP, was approximately $153.5 million, or $0.97 per weighted average common share.

For the year ended March 31, 2023, we recorded a net decrease in net assets resulting from operations of approximately $171.3 million, or $1.08 per weighted average common share (inclusive of realized and unrealized gains and losses).

For the year ended March 31, 2023, we made additional investments of approximately $556.7 million, and received approximately $205.7 million from sales and repayments of our CLO investments.

Market Overview and Opportunity

The broader corporate loan and CLO equity market exhibited weakness during calendar year 2022. During that period, the Morningstar LSTA US Leveraged Loan Index decreased from a price of 98.64% as of December 31, 2021 to 92.44% as of December 31, 2022. There was significant dispersion as BB rated loan prices decreased 165 bps (or 1.66%), B rated loan prices decreased 652 bps (or 6.58%), and CCC rated loan prices decreased 1,739 bps (or 19.01%). Additionally, during 2022 the loan market exhibited an increase in default rates to 0.72% as of December 2022, compared with 0.29% at the end of 2021. During the quarter ended March 31, 2023, the U.S. loan market U.S. loan market performance improved versus the prior quarter. The S&P / LSTA Leveraged Loan Index, increased from a price of 92.44% as of December 31, 2022, to a high of 94.71% as of February 9, 2023 before dropping to 93.38% of par as of March 31, 2023. We believe that the loan market’s performance during calendar year 2022 has been driven by (i) the impact of rising interest rates broadly, (ii) the Russia-Ukraine conflict and (iii) macroeconomic volatility caused by inflation and by the U.S. Federal Reserve’s actions to dampen inflation. For the quarter ending 3/31/23, the prevailing trends persisted, accompanied by heightened volatility due to regional bank failures. This environment presented CLO managers with the opportunity to buy performing assets in the primary and secondary loan markets with higher potential for attractive risk adjusted returns, ultimately accruing to the benefit of CLO equity holders.

Economic and Market Conditions

From time to time, capital markets may experience periods of volatility and instability for a variety of reasons. We are currently operating in a period of market volatility, as a result of, among other factors, elevated levels of inflation following a period of uncertainty as a result of the Coronavirus pandemic. Uncertainty remains as to the probability of, and length and depth of a global recession and the impact of actions taken by the Federal Reserve, foreign central banks and other U.S. and global governmental entities. Government spending, government policies, including recent increases in certain interest rates by the Federal Reserve, recent events in the regional banking sector and disruptions in supply chains in the United States and elsewhere, in conjunction with other factors, have led and could continue to lead to a continued inflationary economic environment that could affect the Fund’s portfolio companies, the Fund’s financial condition and the Fund’s results of operations.

In addition to the factors described above, other factors described herein that may affect market, economic and geopolitical conditions, and thereby adversely affect the Fund including, without limitation, economic slowdown in the United States and internationally, changes in interest rates and/or a lack of availability of credit in the United States and internationally, commodity price volatility and changes in law and/or regulation, and uncertainty regarding government and regulatory policy. The full impact of any such risks is uncertain and difficult to predict.

The Fund’s ability to pay distributions might be adversely affected by the impact of one or more of the risks discussed in this section. The Fund cannot assure investors that it will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions.

Additionally, various social and political circumstances in the United States and around the world (including wars and other forms of conflict, including rising trade tensions between the United States and China, and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the United States and worldwide. Specifically, the conflict between Russia and Ukraine, and resulting market volatility, could adversely affect our business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the United States and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on our business, financial condition, cash flows and results of operations and could cause the market value of our common shares and/or debt securities to decline. These market and economic disruptions could also negatively impact the operating results of our portfolio companies.

Jonathan H. Cohen
Chief Executive Officer

This letter is intended to assist stockholders in understanding the Fund’s performance during the year ended March 31, 2023. The views and opinions in this letter were current as of May 17, 2023. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Important Information

This report is transmitted to the stockholders of the Fund and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Fund, may frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2023. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing risk-adjusted total return by investing in debt and equity tranches of CLO vehicles. CLO investments may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements (including statements containing words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements) and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Performance Data

The graph below compares the cumulative stockholder return on our common stock with that of the S&P BDC Index, as we do not believe there is an appropriate index of companies with an investment strategy similar to our own with which to compare the return on our common stock, for the period from March 31, 2013 through March 31, 2023. The graph assumes that, on March 31, 2013, a person invested $10,000 in each of our common stock and the S&P BDC Index. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown.

The graph measures cumulative total stockholder return, which takes into account both changes in stock price and distributions. Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. Returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. S&P BDC Index returns do not reflect payment of any sales charges or fees an investor may pay to purchase the underlying securities or investment funds that are intended to track the performance of the S&P BDC Index.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

	Average Annual Total Return			Cumulative Total Return Since March 31, 2013
	1 Year	5 Year	10 Year
Oxford Lane Capital Corp.	(15.53)%	3.49%	6.37%	85.55%
S&P BDC Index	(7.88)%	7.83%	5.66%	73.46%

Data for Oxford Lane Capital Corp. represents returns based on the change in the Fund’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.

OXFORD LANE CAPITAL CORP.

TOP TEN HOLDINGS
AS OF MARCH 31, 2023

Investment	Maturity	Fair Value	% of Net Assets
Bighorn VI, Ltd. – CLO subordinated warehouse notes	December 31, 2023	$35,670,000	4.50%
Wind River 2023-1 CLO Ltd. – CLO subordinated notes	April 25, 2036	$35,384,424	4.46%
Milford Park CLO, Ltd. – CLO subordinated notes	July 20, 2035	$27,686,400	3.49%
Octagon 60, Ltd. – CLO subordinated notes	October 20, 2035	$27,170,000	3.43%
Carlyle US CLO 2021-8, Ltd. – CLO subordinated notes	October 20, 2034	$26,585,938	3.35%
Regatta XXII Funding Ltd. – CLO subordinated notes	July 20, 2035	$24,000,000	3.03%
Nyack Park CLO, Ltd. – CLO subordinated notes	October 20, 2034	$23,100,000	2.91%
Rockford Tower CLO 2022-1, Ltd. – CLO subordinated notes	July 20, 2035	$22,826,063	2.88%
Kings Park CLO, Ltd. – CLO income notes	January 21, 2035	$22,303,325	2.81%
Cedar Funding XV CLO, Ltd. – CLO subordinated notes	April 20, 2035	$21,049,200	2.65%

Portfolio Investment Breakdown as of March 31, 2023
(Excludes cash equivalents and other assets)

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this report contains a reference to fees or expenses paid by “us” or “Oxford Lane Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Oxford Lane Capital Corp.
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses borne by us (as a percentage of offering price)	—	(2)
Distribution reinvestment plan expenses	—	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—
Annual expenses (estimated as a percentage of net assets attributable to common stock):
Base management fee	3.29	%(4)(5)
Incentive fees payable under our investment advisory agreement (20% of net investment income)	4.68	%(6)
Interest payments on borrowed funds	3.61	%(7)(8)
Other expenses	1.56	%(9)
Total annual expenses	13.14	%(10)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$172	$418	$613	$944

The example and the expenses in the tables above should not be considered as a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the investment advisory agreement (the “Investment Advisory Agreement”) with Oxford Lane Management, LLC (“Oxford Lane Management” or the “Adviser”), which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is included in the example. Also, while the example assumes reinvestment of all distributions at NAV, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the distribution payment date, which may be at, above or below NAV. See “Distribution Reinvestment Plan” in this report for additional information regarding our distribution reinvestment plan.

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(1)      In the event that the securities to which this report relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.

(2)      If applicable, the prospectus or prospectus supplement relating to an offering of our securities will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.

(3)      The expenses of the distribution reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. We will not charge any brokerage charges or other charges to stockholders who participate in the plan. However, your own broker may impose brokerage charges in connection with your participation in the plan.

(4)      Assumes gross assets of $1,386.0 million and $487.2 million of leverage (which reflects $68.1 million of 6.75% Series 2024 Term Preferred Shares, $88.1 million aggregate amount of 6.25% Series 2027 Term Preferred Shares, $67.2 million aggregate amount of 6.00% Series 2029 Term Preferred Shares, $63.8 million aggregate amount of 7.125% Series 2029 Term Preferred Shares, $100.0 million of the 6.75% Unsecured Notes due 2031 and $100.0 million of the 5.00% Unsecured Notes due 2027 issued and outstanding as of March 31, 2023 and assumes net assets of $843.2 million (which has been adjusted to reflect the issuance of an additional $50.0 million of common stock).

(5)      The above calculation presents our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Lane Capital, including those acquired using borrowings for investment purposes. As a result, to the extent we use additional leverage, it would have the effect of increasing our base management fee as a percentage of our net assets.

(6)      Amount reflects the estimated annual incentive fees payable to Oxford Lane Management. The estimate assumes that the incentive fee earned will be proportional to the fee earned during the fiscal year ended March 31, 2023 and adjusted to include the estimated incentive fee based on the issuance of an additional $50.0 million of common stock.

          The incentive fee, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the “Hurdle”, subject to a “catch-up” provision measured at the end of each calendar quarter. The incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the incentive fee for each quarter is as follows:

•        no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•        100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and

•        20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser)

          No incentive fee is payable to Oxford Lane Management on realized capital gains. For a more detailed discussion of the calculation of this fee, see “Note 4. Related Party Transactions.”

(7)      “Interest payments on borrowed funds” represents our annualized interest expense and includes interest payable on the $100 million 6.75% Unsecured Notes due 2031 and $100 million 5.00% Unsecured Notes due 2027, each as outstanding on March 31, 2023. We may issue additional debt securities. In the event that we were to issue additional debt securities, our borrowing costs, and correspondingly our total annual expenses would increase.

(8)      Assumes that we have an aggregate of (a) $68.1 million of preferred stock with a preferred rate of 6.75% per annum, (b) $88.1 million of preferred stock with a preferred rate of 6.25% per annum, (c) $67.2 million of preferred stock with a preferred rate of 6.00% per annum and (d) $63.8 million of preferred stock with a preferred rate of 7.125% per annum which were the amounts outstanding as of March 31, 2023. We may issue additional shares of preferred stock. In the event that we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of the Fund’s net assets attributable to common stock, would increase.

(9)      “Other expenses” ($12.9 million) are estimated for the current fiscal year, which considers the actual expenses for the year ended March 31, 2023.

(10)    “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our preferred stock or debt securities, if any) bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses associated with the Fund’s CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then the Fund’s total annual expenses would have been 42.72%.

Principal Risks

For a description of the principal risk factors associated with an investment in the Fund, please refer to Note 13 to the Financial Statements, “Risks and Uncertainties”.

Conflicts of Interest

Oxford Lane Management’s investment team manages the portfolios of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies and CLOs and Oxford Park Income Fund, Inc., a non-traded closed-end investment management company that investments primarily in CLO debt and equity tranches. Additionally, Oxford Gate Management’s investment team manages the portfolio of Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC, limited liability companies that invest principally in the equity of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation policies. On June 14, 2017, the Securities and Exchange Commission (the “SEC”) issued an exemptive order (the “Order”) permitting us and certain of our affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions. Subject to satisfaction of certain conditions to the Order, the Fund and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is the Fund’s investment adviser or an investment adviser controlling, controlled by, or under common control with our investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the Investment Company Act of 1940, as amended (the “1940 Act”), providing the Fund’s stockholders with access to a broader array of investment opportunities. Pursuant to the Order, the Fund is permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors (as defined in Section 2(a)(19) of the 1940 Act) make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Fund and its stockholders and do not involve overreaching in respect of the Fund or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Fund’s stockholders and is consistent with its then-current investment objective and strategies.

Use of Leverage and Leverage Risks

As a registered closed-end management investment company, we will generally be required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we will generally be required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. If this ratio declines, we may not be able to incur additional debt or issue additional shares of preferred stock and could be required by law to sell a portion of our investments to repay some debt or redeem some preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions or repurchases of stock. The amount of leverage that we employ will depend on the Adviser’s and our Board of Directors’ (the “Board of Directors”) assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

The following table is intended to illustrate the effect of the use of direct leverage on returns from an investment in the Fund’s common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.
Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	(20.1)%	(11.8)%	(3.6)%	4.6%	12.8%

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(1)      Assumes (i) $1,386.0 million in pro forma total assets as of March 31, 2023; (ii) $843.2 million in pro forma net assets as of March 31, 2023 (adjusted to reflect the issuances described above); and (iii) an annualized average interest rate on our indebtedness and preferred equity, as of March 31, 2023 (adjusted to reflect the issuances described above), of 6.25%. Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.20% to cover annual interest and dividend payments on our outstanding indebtedness and preferred equity.

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2023
ASSETS
Investments, at fair value (cost: $1,746,990,516)	$1,289,756,271
Distributions receivable	22,559,122
Cash and cash equivalents	21,740,106
Interest receivable, including accrued interest purchased	1,559,586
Prepaid expenses and other assets	343,214
Fee receivable	57,604
Deferred offering costs on common stock	29,973
Total assets	1,336,045,876

LIABILITIES
Mandatorily redeemable preferred stock, net of unamortized deferred issuance costs of $6,097,613 (50,000,000 shares authorized, 11,486,721 shares issued and outstanding)	281,070,412
Notes payable – 6.75% unsecured notes, net of unamortized deferred issuance costs of $2,845,552	97,154,448
Notes payable – 5.00% unsecured notes, net of unamortized deferred issuance costs of $2,590,758	97,409,242
Securities purchased not settled	46,804,540
Incentive fees payable to affiliate	9,353,983
Base management fee payable to affiliate	6,321,958
Excise tax payable	3,977,912
Accrued expenses	646,457
Directors’ fees payable	70,000
Administrator expense payable	48,249
Interest payable	32,639
Accrued offering costs	5,000
Total liabilities	542,894,840

COMMITMENTS AND CONTINGENCIES (Note 10)

NET ASSETS applicable to common stock, $0.01 par value, 450,000,000 shares authorized, 172,073,305 shares issued and outstanding	$793,151,036

NET ASSETS consist of:
Common stock, $0.01 par value	$1,720,733
Capital in excess of par value	1,208,457,589
Total distributable earnings/(accumulated losses)	(417,027,286)
Total net assets	$793,151,036
Net asset value per common share	$4.61
Market price per share	$5.23
Percentage of market price premium to net asset value per share	13.45%

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
Structured Finance – Debt Investments
Allegro CLO II-S, Ltd.
CLO secured notes – Class E(3)(6), 12.64% (LIBOR + 7.82%, due October 21, 2028)	06/24/2020	$5,500,000	$4,719,076	$3,916,000

Anchorage Capital CLO 4-R, Ltd.
CLO secured notes – Class E(3)(6)(11), 10.30% (LIBOR + 5.50%, due January 28, 2031)	11/04/2022	900,000	729,702	770,850

Ares XXXVII CLO Ltd.
CLO secured notes – Class ER(3)(6), 12.06% (LIBOR + 7.27%, due October 15, 2030)	06/23/2022	6,000,000	4,133,404	3,915,000

BlueMountain CLO 2015-4 Ltd.
CLO secured notes – Class ER(3)(6), 10.76% (LIBOR + 5.95%, due April 20, 2030)	01/19/2022	837,000	799,048	666,587

BlueMountain CLO 2018-1 Ltd.
CLO secured notes – Class F(3)(6), 13.01% (LIBOR + 8.21%, due July 30, 2030)	11/18/2019	8,500,000	6,542,463	5,505,450

BlueMountain Fuji US CLO II Ltd.
CLO secured notes – Class D(3)(6), 10.96% (LIBOR + 6.15%, due October 20, 2030)	11/09/2022	2,100,000	1,683,007	1,700,580

Elevation CLO 2017-6, Ltd.
CLO secured notes – Class F(3)(6), 13.19% (LIBOR + 8.40%, due July 15, 2029)	08/03/2022	2,500,000	1,949,753	1,818,000

Highbridge Loan Management 5-2015, Ltd.
CLO secured notes – Class FRR(3)(6), 12.79% (LIBOR + 8.00%, due October 15, 2030)	08/03/2021	3,425,000	3,130,060	2,279,680

Highbridge Loan Management 2013-2, Ltd.
CLO secured notes – Class ER(3)(6), 13.06% (LIBOR + 8.25%, due October 20, 2029)	04/20/2022	2,500,000	2,145,884	1,719,750

Longfellow Place CLO, Ltd.
CLO secured notes – Class FRR(3)(6), 13.29% (LIBOR + 8.50%, due April 15, 2029)	03/26/2019	4,301,311	3,362,337	1,071,887

Midocean Credit CLO VI
CLO secured notes – Class F(3)(6), 12.82% (LIBOR + 8.01%, due April 20, 2033)	03/12/2021	4,000,000	3,329,774	2,824,400

Milford Park CLO, Ltd.
CLO secured notes – Class F(3)(17), 13.96% (SOFR + 9.32%, due July 20, 2035)	05/12/2022	1,000,000	962,362	889,600

Nassau 2017-II Ltd.
CLO secured notes – Class E(3)(6), 11.04% (LIBOR + 6.25%, due January 15, 2030)	01/07/2022	7,030,000	6,500,975	4,049,983

OFSI BSL VIII, Ltd.
CLO secured notes – Class E(3)(6), 11.18% (LIBOR + 6.39%, due August 16, 2029)	07/12/2022	4,000,000	3,028,834	3,093,200

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments (continued)
Structured Finance – Debt Investments (continued)
Rockford Tower CLO 2022-1, Ltd.
CLO secured notes – Class E(3)(17), 11.98% (SOFR + 7.34%, due July 20, 2035)	05/06/2022	$3,750,000	$3,714,920	$3,231,750

Shackleton 2015-VII-R CLO, Ltd.
CLO secured notes – Class E(3)(6), 10.99% (LIBOR + 6.20%, due July 15, 2031)	07/21/2022	1,000,000	755,679	775,300

Sound Point CLO V-R, Ltd.
CLO secured notes – Class F(3)(6), 12.89% (LIBOR + 8.10%, due July 18, 2031)	05/25/2022	1,250,000	807,615	655,375

Venture XXI CLO, Limited
CLO secured notes – Class E(3)(6), 9.59% (LIBOR + 4.80%, due July 15, 2027)	12/08/2022	2,500,000	2,054,891	2,222,000
CLO secured notes – Class F(3)(6), 11.39% (LIBOR + 6.60%, due July 15, 2027)	07/28/2021	1,750,000	1,510,710	936,075

Venture XXV CLO, Limited
CLO secured notes – Class E(3)(6), 12.01% (LIBOR + 7.20%, due April 20, 2029)	04/21/2022	2,500,000	2,228,909	1,977,750

Wind River 2023-1 CLO Ltd.
CLO secured notes – Class E(3)(9)(17), 8.52% (8.52%, due April 25, 2036)	03/13/2023	9,000,000	8,640,000	8,640,000
Total Structured Finance – Debt Investments			$62,729,403	$52,659,217	6.64%
Total Collateralized Loan Obligation – Debt Investments			$62,729,403	$52,659,217	6.64%

Collateralized Loan Obligation – Equity Investments
Structured Finance – Equity Investments
522 Funding CLO I Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.22%, maturity April 15, 2035)	03/03/2023	24,300,000	11,356,266	10,596,588

AIMCO CLO, Series 2015-A
CLO subordinated notes(5)(7)(11), (Estimated yield 17.55%, maturity October 17, 2034)	08/25/2021	13,548,313	8,513,437	7,587,055

Allegro CLO II-S, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 21, 2028)	02/06/2020	20,800,000	4,954,012	1,248,000

ALM XVII, Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity January 15, 2028)	03/04/2019	6,500,000	—	7,150

AMMC CLO XII, Limited
CLO subordinated notes(5)(7), (Estimated yield 25.53%, maturity November 10, 2030)	09/10/2021	24,350,000	5,288,926	3,043,750

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
AMMC CLO 25, Limited
CLO subordinated notes(5)(7), (Estimated yield 28.00%, maturity April 15, 2035)	04/27/2022	$19,000,000	$13,953,692	$14,060,000

Anchorage Capital CLO 1-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.96%, maturity April 13, 2031)	08/13/2020	11,000,000	6,121,006	4,513,661

Anchorage Capital CLO 4-R, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 7.09%, maturity January 28, 2031)	05/20/2019	9,000,000	5,129,789	3,555,000

Anchorage Capital CLO 5-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.12%, maturity January 15, 2030)	07/16/2019	27,316,000	16,414,654	12,704,860

Anchorage Capital CLO 7, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.71%, maturity January 28, 2031)	06/02/2020	12,750,000	5,156,457	4,590,000

Anchorage Capital CLO 17, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.44%, maturity July 15, 2034)	06/04/2021	22,500,000	18,376,602	14,400,000

Apex Credit CLO 2015-II, Ltd. (fka: JFIN CLO 2015-II Ltd.)
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 17, 2026)	11/22/2016	5,750,000	3,445,367	1,443,818

Apex Credit CLO 2018 Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 25, 2031)	03/14/2018	12,420,000	5,393,503	1,756,549

Apex Credit CLO 2019 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.17%, maturity April 18, 2032)	05/13/2019	17,500,000	12,778,475	6,472,593

Apex Credit CLO 2019-II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.27%, maturity October 25, 2032)	10/27/2020	4,500,000	2,730,308	1,968,039

Apidos CLO XVIII-R
CLO subordinated notes(5)(7), (Estimated yield 38.61%, maturity October 22, 2030)	06/24/2022	7,500,000	3,566,450	3,000,000

Apidos CLO XXIII
CLO subordinated notes(5)(7), (Estimated yield 20.11%, maturity April 15, 2033)	04/01/2022	5,000,000	3,383,559	2,956,750

Apidos CLO XXIV
CLO subordinated notes(5)(7), (Estimated yield 24.89%, maturity October 20, 2030)	02/10/2022	5,000,000	1,878,493	1,650,000

Apidos CLO XXXIV
CLO subordinated notes(5)(7), (Estimated yield 19.25%, maturity January 20, 2035)	01/13/2022	9,950,000	7,491,989	6,666,500

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Arcadia Warehouse 2022, Ltd.
CLO subordinated warehouse notes(4)(5)(7)(11)(19), (Estimated yield 0.00%, maturity July 20, 2023)	01/31/2022	$3,128,125	$3,128,125	$2,489,988

Ares XXVII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.29%, maturity October 28, 2034)	03/06/2019	27,871,690	12,870,822	9,976,156

Ares XXXIV CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.88%, maturity April 17, 2033)	08/30/2021	15,000,000	7,143,436	5,197,916

Ares XXXVR CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 35.59%, maturity July 15, 2030)	09/13/2022	7,000,000	2,772,325	2,041,156

Ares XXXVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.27%, maturity October 15, 2030)	02/12/2019	25,000,000	10,217,643	5,477,872

Ares XL CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 45.83%, maturity January 15, 2029)	11/30/2017	31,683,000	8,281,688	4,796,640

Ares XLII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.63%, maturity January 22, 2028)	06/23/2021	21,910,000	8,780,202	3,351,029

Ares XLVI CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 9.15%, maturity January 15, 2030)	01/25/2022	6,400,000	3,460,027	2,297,663

Ares XLIX CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 28.18%, maturity July 22, 2030)	08/19/2022	3,600,000	1,579,426	1,229,000

Ares LVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.82%, maturity January 25, 2035)	08/22/2022	21,200,000	13,123,760	11,870,189

Ares LXI CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.86%, maturity October 20, 2034)	08/25/2021	13,000,000	10,924,783	8,840,000

Ares LXVII CLO Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 19.58%, maturity January 25, 2036)	10/31/2022	9,180,000	7,964,589	7,068,600

Atlas Senior Loan Funding XVII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.40%, maturity October 20, 2034)	09/20/2021	6,000,000	4,961,297	3,630,000

Atlas Senior Loan Fund XVIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.92%, maturity January 18, 2035)	04/21/2022	6,000,000	4,045,952	2,940,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Atrium XV
CLO subordinated notes(5)(7)(11), (Estimated yield 15.62%, maturity January 23, 2048)	09/17/2019	$21,000,000	$14,137,197	$11,550,000

Battalion CLO VII Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity July 17, 2028)	07/03/2018	26,900,000	3,169,934	379,290

Benefit Street Partners CLO V Ltd.
CLO preference shares(5)(7)(10), (Estimated yield 0.00%, maturity October 20, 2026)	07/27/2015	11,500,000	486,128	66,700

Bighorn VI, Ltd.
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 13.74%, maturity December 31, 2023)	09/21/2021	35,670,000	35,670,000	35,670,000

BlueMountain Fuji US CLO II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.26%, maturity October 20, 2030)	02/13/2020	27,980,000	13,491,809	8,673,800

BlueMountain CLO 2015-4 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.32%, maturity April 20, 2030)	07/22/2020	9,644,700	4,050,297	2,652,293

BlueMountain CLO 2016-3 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.73%, maturity November 15, 2030)	08/18/2020	9,897,500	4,335,044	3,068,225

BlueMountain CLO 2018-1 Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 30, 2030)	01/14/2020	13,000,000	4,619,843	1,950,000

BlueMountain CLO 2018-3 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.96%, maturity October 25, 2030)	06/11/2020	17,825,000	7,107,546	5,704,000

BlueMountain CLO XXXIV Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.54%, maturity April 20, 2035)	03/23/2022	10,700,000	10,386,838	9,202,000

B&M CLO 2014-1 Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity April 16, 2026)	10/30/2014	22,000,000	1,872,796	—

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes(5)(7)(10)(11), (Estimated yield 0.00%, maturity January 18, 2029)	03/19/2013	16,098,067	1,224,614	16,627

Carlyle Global Market Strategies CLO 2013-4, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.76%, maturity January 15, 2031)	09/29/2021	14,500,000	4,902,570	2,755,000

Carlyle Global Market Strategies CLO 2014-5, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 9.75%, maturity July 15, 2031)	03/27/2019	7,134,333	2,668,109	1,284,180

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Carlyle US CLO 2017-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.22%, maturity April 20, 2031)	01/27/2021	$7,550,000	$3,510,139	$1,774,250

Carlyle US CLO 2020-2, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 22.28%, maturity January 25, 2035)	10/21/2020	14,558,333	10,137,357	9,317,333

Carlyle US CLO 2021-8, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.08%, maturity October 20, 2034)	08/24/2021	42,537,500	32,269,901	26,585,938

Cathedral Lake CLO 2013, Ltd.
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity October 15, 2029)	05/31/2018	21,350,000	4,104,830	427,000

Catskill Park CLO, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 20, 2029)	02/10/2022	6,300,000	2,894,947	1,008,000

CBAM 2021-14, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.21%, maturity April 20, 2034)	03/24/2022	20,050,000	15,867,071	10,927,250

Cedar Funding IV CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.41%, maturity July 23, 2034)	02/10/2022	39,847,225	18,300,384	17,931,251

Cedar Funding VIII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.91%, maturity October 17, 2034)	01/28/2022	19,126,500	11,329,925	8,606,925

Cedar Funding XII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.75%, maturity October 25, 2034)	03/23/2022	20,008,575	16,577,344	13,205,660

Cedar Funding XV CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.72%, maturity April 20, 2035)	02/16/2022	29,235,000	22,909,448	21,049,200

CIFC Fenway Warehouse II Ltd.
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 15.17%, maturity October 05, 2023)	01/27/2022	6,561,062	6,561,062	6,561,062

CIFC Funding 2014-III, Ltd.
CLO income notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity October 22, 2031)	03/06/2018	18,225,000	6,893,455	3,280,500

CIFC Funding 2021-VII, Ltd.
CLO income notes(5)(7), (Estimated yield 17.05%, maturity January 23, 2035)	10/18/2021	27,435,000	23,507,772	20,027,550

Columbia Cent CLO 28 Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity November 07, 2030)	01/14/2022	40,000,000	9,220,962	1,200,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Crestline Denali CLO XVI, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 20, 2030)	06/10/2021	$22,000,000	$10,490,138	$4,840,000

Dryden 33 Senior Loan Fund
CLO subordinated notes(5)(7)(10)(11), (Estimated yield 0.00%, maturity April 15, 2029)	11/18/2020	9,600,000	—	55,680

Dryden 38 Senior Loan Fund
CLO subordinated notes(5)(7), (Estimated yield 9.84%, maturity July 15, 2030)	09/23/2021	13,100,000	6,265,496	3,930,000

Dryden 53 CLO, LLC
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 15, 2031)	02/10/2022	9,640,783	4,292,451	2,603,011

Dryden 75 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.04%, maturity April 14, 2034)	08/17/2022	2,120,000	1,720,087	1,404,488

Dryden 86 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.12%, maturity July 17, 2030)	03/23/2022	35,350,000	25,154,504	20,856,500

Dryden 106 CLO, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 14.58%, maturity October 15, 2035)	10/18/2022	29,477,500	25,203,821	18,865,600

Eaton Vance CLO 2015-1, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 20, 2030)	02/01/2022	2,500,000	1,050,862	575,000

Elevation CLO 2020-11, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 7.54%, maturity April 15, 2033)	02/21/2020	24,000,000	19,548,120	11,460,000

Elevation CLO 2021-12, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.15%, maturity April 20, 2032)	02/11/2021	27,190,000	19,206,212	11,419,800

Elevation CLO 2021-14, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.29%, maturity October 20, 2034)	09/21/2021	32,000,000	26,494,055	17,920,000

Elmwood CLO V Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.83%, maturity October 20, 2034)	01/25/2022	10,400,000	10,747,318	10,192,000

Highbridge Loan Management 3-2014, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 18, 2029)	06/19/2020	25,500,000	7,423,634	3,315,000

Highbridge Loan Management 5-2015, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.59%, maturity October 15, 2030)	08/03/2021	18,125,000	6,131,316	4,103,863

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
HPS Loan Management 10-2016, Ltd.
CLO income notes(5)(7), (Estimated yield 17.38%, maturity January 20, 2028)	10/21/2021	$24,460,380	$11,692,941	$8,928,039

HPS Loan Management 2021-16, Ltd.
CLO income notes(5)(7), (Estimated yield 17.56%, maturity January 23, 2035)	11/12/2021	24,174,000	21,591,927	17,647,020

ICG US CLO 2014-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 30.42%, maturity October 20, 2034)	03/01/2023	28,687,500	5,956,555	5,594,063

ICG US CLO 2018-2, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 37.21%, maturity July 22, 2031)	05/24/2022	20,000,000	8,947,784	7,100,000

Kings Park CLO, Ltd.
CLO income notes(5)(7), (Estimated yield 20.47%, maturity January 21, 2035)	12/07/2021	30,552,500	23,748,114	22,303,325

KVK CLO 2013-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.70%, maturity January 14, 2028)	09/22/2020	3,950,000	1,022,234	562,875

LCM 35 Ltd.
CLO income notes(5)(7), (Estimated yield 17.07%, maturity October 15, 2034)	10/28/2021	28,000,000	21,554,175	15,174,194

Longfellow Place CLO, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 15, 2029)	01/11/2018	19,640,000	5,309,310	1,964

Madison Park Funding XI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 8.11%, maturity July 23, 2047)	01/21/2022	11,000,000	3,478,597	2,310,000

Madison Park Funding XIII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 24.86%, maturity April 19, 2030)	09/17/2019	21,500,000	8,241,234	5,267,500

Madison Park Funding XV, Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity January 27, 2026)	03/07/2019	34,300,000	—	37,730

Madison Park Funding XXI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.76%, maturity October 15, 2032)	01/26/2022	7,000,000	4,937,749	4,060,000

Madison Park Funding XXIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 1.90%, maturity October 20, 2029)	03/28/2019	3,568,750	1,869,563	1,231,219

Madison Park Funding XXVIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.40%, maturity July 15, 2030)	02/01/2022	4,267,000	2,651,909	2,085,316

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Madison Park Funding XXX, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 17.55%, maturity April 15, 2047)	02/23/2018	$17,550,000	$10,104,507	$7,594,499

Madison Park Funding XXXVIII, Ltd.
CLO income notes(5)(7)(11), (Estimated yield 21.45%, maturity July 17, 2034)	05/14/2021	21,250,000	17,263,481	17,701,250

Madison Park Funding LII, Ltd.
CLO income notes(5)(7), (Estimated yield 21.50%, maturity January 22, 2035)	11/22/2021	15,365,000	12,421,339	11,754,225

Madison Park Fund XLI, Ltd. (fka: Atrium XII CLO)
CLO subordinated notes(5)(7), (Estimated yield 27.00%, maturity April 22, 2027)	10/08/2015	39,075,000	17,413,142	13,285,500

Man GLG US CLO 2018-2 Ltd.
CLO subordinated notes(5)(7)(10), (Estimated yield 0.00%, maturity October 15, 2028)	02/18/2021	32,000,000	—	57,600

Marble Point CLO XVIII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.10%, maturity October 15, 2050)	01/25/2022	25,500,000	20,334,169	16,065,000

Marble Point CLO XXIV Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.06%, maturity April 20, 2035)	01/24/2023	21,690,000	16,141,671	15,183,000

Midocean Credit CLO II
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity January 29, 2030)	06/17/2021	13,600,000	3,256,849	408,000

Midocean Credit CLO III
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity April 21, 2031)	04/24/2019	16,650,000	5,901,597	999,000

Midocean Credit CLO VI
CLO income notes(5)(7), (Estimated yield 15.90%, maturity April 20, 2033)	11/08/2016	29,700,000	22,252,018	12,474,000

Milford Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.09%, maturity July 20, 2035)	05/12/2022	32,960,000	28,070,065	27,686,400

MP CLO VIII, Ltd.
CLO income notes(5)(7), (Estimated yield 14.60%, maturity April 28, 2034)	11/10/2021	11,000,000	4,303,487	2,970,000

Nassau 2017-II Ltd.
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity January 15, 2030)	09/17/2019	24,400,000	8,200,260	244,000

Neuberger Berman CLO XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.08%, maturity January 28, 2030)	01/26/2022	7,800,000	2,696,960	1,872,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Nyack Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.15%, maturity October 20, 2034)	09/02/2021	$30,000,000	$25,480,432	$23,100,000

Oaktree CLO 2018-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 33.01%, maturity October 20, 2030)	08/25/2022	11,000,000	4,720,600	4,042,500

OCP CLO 2020-18, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.25%, maturity July 20, 2032)	08/16/2022	22,500,000	10,474,007	8,775,000

OCP CLO 2021-22, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.30%, maturity December 02, 2034)	07/26/2022	7,950,000	6,198,360	6,081,750

Octagon Investment Partners XVII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 4.86%, maturity January 25, 2031)	05/18/2021	9,300,500	2,441,555	1,209,065

Octagon Investment Partners XXII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 9.83%, maturity January 22, 2030)	06/07/2018	32,055,000	11,665,105	6,411,000

Octagon Investment Partners 36, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.57%, maturity April 15, 2031)	08/24/2021	10,250,000	4,996,367	3,130,950

Octagon Investment Partners 38, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.25%, maturity July 20, 2030)	09/13/2022	10,000,000	4,444,932	3,800,000

Octagon Investment Partners 39, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 20, 2030)	04/27/2022	2,800,000	1,270,160	924,000

Octagon Investment Partners 40, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.18%, maturity January 20, 2035)	02/14/2019	7,000,000	4,497,332	3,780,000

Octagon Investment Partners 48, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.44%, maturity October 20, 2034)	07/25/2022	10,250,000	8,329,363	7,533,750

Octagon 57, Ltd.
CLO income notes(5)(7)(11), (Estimated yield 19.77%, maturity October 15, 2034)	10/13/2021	31,725,000	24,651,538	20,858,083

Octagon 60, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 18.33%, maturity October 20, 2035)	09/08/2022	35,750,000	31,242,791	27,170,000

OFSI BSL VIII, Ltd.
CLO preferred shares(5)(7)(19), (Estimated yield 0.00%, maturity August 16, 2029)	04/26/2019	8,500,000	3,582,451	680,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
OZLM VII, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 17, 2029)	01/29/2020	$21,891,673	$3,583,005	$410,745

OZLM IX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.84%, maturity October 20, 2031)	06/24/2022	13,000,000	2,248,039	1,495,000

OZLM XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.01%, maturity July 15, 2034)	12/07/2015	31,810,472	14,336,007	9,805,869

OZLM XIX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.10%, maturity January 15, 2035)	04/29/2022	34,000,000	17,219,758	13,867,039

Race Point IX CLO, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 15, 2030)	06/23/2021	2,394,474	694,298	407,061

Regatta Charlie
CLO subordinated warehouse notes(4)(5)(7), (Estimated yield 13.95%, maturity July 13, 2023)	02/04/2022	6,693,750	6,693,750	6,693,750

Regatta VI Funding Ltd.
CLO income notes(5)(7), (Estimated yield 8.62%, maturity April 20, 2034)	10/21/2021	22,000,000	11,295,530	6,930,000

Regatta XVIII Funding Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.27%, maturity January 15, 2034)	02/18/2021	28,886,856	22,033,708	19,065,325

Regatta XXII Funding Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.24%, maturity July 20, 2035)	05/06/2022	32,000,000	24,282,391	24,000,000

Regatta XXIII Funding Ltd.
CLO income notes(5)(7)(11), (Estimated yield 15.49%, maturity January 20, 2035)	11/04/2021	25,829,333	20,691,726	17,176,506

Riserva CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.27%, maturity January 18, 2034)	03/18/2022	2,400,000	1,382,724	1,080,000

Rockford Tower CLO 2022-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.11%, maturity July 20, 2035)	05/06/2022	34,068,750	28,336,869	22,826,063

Rockland Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.24%, maturity April 20, 2034)	04/26/2021	28,750,000	22,701,165	18,112,500

Romark CLO – V Ltd.
CLO income notes(5)(7), (Estimated yield 15.72%, maturity January 15, 2035)	11/18/2021	27,000,000	20,410,132	15,525,000

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Shackleton 2013-IV-R CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 36.71%, maturity April 13, 2031)	08/14/2018	$24,500,000	$7,472,108	$3,917,658

Shackleton 2014-V-R CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 22.44%, maturity May 07, 2031)	09/17/2019	20,750,000	7,355,802	4,772,500

Signal Peak CLO 9, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.59%, maturity July 21, 2034)	07/19/2021	22,860,000	19,538,863	16,002,000

Signal Peak CLO 10, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.26%, maturity January 24, 2035)	02/16/2023	10,000,000	7,329,715	6,850,000

Sound Point CLO V-R, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 18, 2031)	05/04/2021	44,500,000	6,590,382	1,780,000

Sound Point CLO VI-R, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 20, 2031)	05/01/2018	24,656,983	5,219,385	1,479,419

Sound Point CLO XX, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 26, 2031)	07/07/2021	13,000,000	6,961,729	2,665,000

Telos CLO 2013-3, Ltd.
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity July 17, 2026)	01/25/2013	14,332,210	6,266,409	1,433

Telos CLO 2013-4, Ltd.
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity January 17, 2030)	07/11/2013	14,350,000	4,817,476	143,500

Telos CLO 2014-6, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 17, 2027)	11/08/2017	21,400,000	9,166,640	2,140

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 8.46%, maturity April 18, 2036)	02/02/2017	14,200,000	8,910,499	5,680,000

THL Credit Wind River 2018-3 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.53%, maturity January 20, 2031)	03/02/2022	25,400,000	18,391,095	13,589,000

Tralee CLO II, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 20, 2029)	06/06/2018	6,300,000	1,683,974	630

Tralee CLO IV, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 20, 2030)	12/21/2017	13,270,000	5,502,595	265,400

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Venture XV CLO, Limited
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity July 15, 2032)	01/31/2018	$15,992,521	$5,095,484	$1,759,177

Venture XVII CLO, Limited
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity April 15, 2027)	01/09/2017	17,000,000	6,377,579	387,151

Venture XX CLO, Limited
CLO subordinated notes(5)(7)(10)(11), (Estimated yield 0.00%, maturity April 15, 2027)	07/27/2018	7,200,000	532,119	—

Venture XXI CLO, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 15, 2027)	08/16/2017	30,000,000	13,459,356	300,000

Venture XXII CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 22.59%, maturity January 15, 2031)	02/09/2022	18,500,000	9,545,298	5,457,500

Venture XXIII CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 23.72%, maturity July 19, 2034)	05/24/2022	4,125,000	1,498,766	1,093,125

Venture XXV CLO, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 20, 2029)	09/25/2020	13,750,000	3,392,036	1,581,250

Venture 37 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 5.62%, maturity July 15, 2032)	05/28/2019	8,500,000	5,759,946	3,315,000

Venture 40 CLO, Limited
CLO subordinated notes(5)(7)(10)(11), (Estimated yield 0.00%, maturity November 24, 2031)	10/16/2020	17,580,000	—	—

Venture 41 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 19.74%, maturity January 20, 2034)	04/06/2022	9,000,000	7,321,782	5,670,000

Venture 42 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 17.26%, maturity April 15, 2034)	03/15/2021	7,000,000	5,517,316	4,270,000

Venture 44 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 19.22%, maturity October 20, 2034)	08/16/2021	24,750,000	19,790,421	14,231,250

Venture 47 CLO, Limited
CLO subordinated notes(5)(7)(9), (Estimated yield 26.17%, maturity April 20, 2036)	03/14/2023	13,000,000	10,097,047	9,968,400

Vibrant CLO III, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.48%, maturity October 20, 2031)	02/05/2019	26,250,000	9,469,503	3,937,500

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Vibrant CLO XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.25%, maturity October 20, 2034)	08/17/2022	$24,900,000	$17,292,339	$15,064,500

Voya CLO 2020-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.88%, maturity July 16, 2034)	03/08/2022	15,500,000	12,191,471	10,075,000

Voya CLO 2020-3, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.68%, maturity October 20, 2031)	05/03/2022	10,500,000	8,786,402	7,717,500

Wellfleet 2016-2 CLO, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 20, 2028)	09/28/2016	11,000,000	5,443,269	605,000

Wellfleet CLO X, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 11.85%, maturity July 20, 2032)	12/03/2020	7,310,000	3,961,031	2,083,350

Wellfleet CLO 2017-1, Ltd.
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity April 20, 2029)	11/03/2021	2,000,000	963,692	190,000

West CLO 2014-1, Ltd.
CLO subordinated notes(5)(7)(10)(11), (Estimated yield 0.00%, maturity July 18, 2026)	11/16/2018	20,250,000	192,723	184,275

Wind River 2021-2 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.23%, maturity July 20, 2034)	05/14/2021	30,700,000	23,514,243	19,034,000

Wind River 2023-1 CLO Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 9.67%, maturity April 25, 2036)	03/13/2023	42,300,000	35,562,628	35,384,424

York CLO-5 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.16%, maturity October 22, 2031)	05/20/2021	32,625,000	17,538,076	13,376,250

York CLO-2 Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 23.01%, maturity January 22, 2031)	05/18/2022	8,029,000	3,469,477	3,251,745

Zais CLO 7, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 15, 2030)	06/29/2021	9,200,000	2,019,263	644,000

Zais CLO 8, Limited
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity April 15, 2029)	02/23/2018	3,500,000	1,411,118	367,500

Zais CLO 9, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 20, 2031)	06/19/2018	12,700,000	6,093,630	2,286,000
Total Equity Investments			1,671,890,815	1,224,712,750

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation Fee Notes – Equity Investments – Other CLO equity Related Investments
Structured Finance – Equity Investments – Other CLO Equity Related Investments
Ares LXI CLO Ltd.
CLO subordinated fee notes(8)(18), (maturity October 20, 2034)	08/25/2021		$382,127	$358,983

BlueMountain Fuji US CLO II Ltd.
CLO subordinated fee notes(8)(18), (maturity October 20, 2030)	12/22/2021		—	66,723

Columbia Cent CLO 28 Limited
CLO subordinated fee notes(8)(18), (maturity November 07, 2030)	12/22/2021		—	138,240

HPS Loan Management 2021-16, Ltd.
CLO subordinated fee notes(8)(18), (maturity January 23, 2035)	11/12/2021		811,936	734,772

Man GLG US CLO 2018-2 Ltd.
CLO subordinated fee notes(8)(18), (maturity October 15, 2028)	04/20/2021		—	—

Point AU Roche Park CLO, Ltd.
CLO subordinated M1 fee notes(8)(18), (maturity July 20, 2034)	05/28/2021		147,514	122,723
CLO subordinated M2 fee notes(8)(18), (maturity July 20, 2034)	05/28/2021		265,907	231,846

Octagon 57, Ltd.
CLO subordinated fee notes(8)(18), (maturity October 15, 2034)	10/13/2021		662,141	588,839

Regatta VI Funding Ltd.
CLO subordinated R1 fee notes(8)(18), (maturity April 20, 2034)	10/21/2021		63,865	118,033
CLO subordinated R2 fee notes(8)(18), (maturity April 20, 2034)	10/21/2021		356,892	865,278

Regatta XVIII Funding Ltd.
CLO subordinated fee notes(8)(18), (maturity January 15, 2034)	02/18/2021		334,988	342,894

Regatta XXIII Funding Ltd.
CLO subordinated fee notes(8)(18), (maturity January 20, 2035)	11/04/2021		413,886	370,933

Rockland Park CLO, Ltd.
CLO subordinated M1 fee notes(8)(18), (maturity April 20, 2034)	04/26/2021		295,457	257,846
CLO subordinated M2 fee notes(8)(18), (maturity April 20, 2034)	04/26/2021		549,826	510,376

Rockford Tower CLO 2021-3, Ltd.
CLO subordinated fee notes(8)(18), (maturity October 20, 2034)	09/22/2021		429,099	377,608

Romark CLO – V Ltd.
CLO subordinated fee notes(8)(18), (maturity January 15, 2035)	11/18/2021		775,772	301,373

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated fee notes(8)(18), (maturity April 18, 2029)	02/02/2017		90,002	619,528

Tralee CLO IV, Ltd.
CLO subordinated fee notes(8)(18), (maturity January 20, 2030)	03/16/2018		—	5,603

Venture XXV CLO, Limited
CLO subordinated fee notes(8)(18), (maturity April 20, 2029)	09/25/2020		—	23,577

Venture 42 CLO, Limited
CLO subordinated Y fee notes(8)(18), (maturity April 15, 2034)	03/15/2021		301,606	276,667

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation Fee Notes – Equity Investments – Other CLO Equity Related Investments (continued)
Structured Finance – Equity Investments – Other CLO Equity Related Investments (continued)
Wellfleet CLO X, Ltd.
CLO subordinated fee notes(8)(18), (maturity July 20, 2032)	06/30/2021		$15,557	$13,138

Wind River 2021-2 CLO Ltd.
CLO subordinated fee notes(8)(18), (maturity July 20, 2034)	05/14/2021		552,598	510,475

York CLO-5 Ltd.
CLO subordinated fee notes(8)(18), (maturity October 22, 2031)	06/30/2021		98,571	70,351

CLO other(8)	Various(16)		5,822,554	5,478,498
Total Other CLO Equity Related Investments			12,370,298	12,384,304
Total Collateralized Loan Obligation – Equity Investments and Other CLO Equity Related Investments			$1,684,261,113	$1,237,097,054	155.97%
Total Investments			$1,746,990,516	$1,289,756,271	162.61%
Cash Equivalents
First American Government Obligations Fund, Class Z Shares(12)		21,390,105	$21,390,105	$21,390,105
Total Cash Equivalents			$21,390,105	$21,390,105	2.70%

Total Investments and Cash Equivalents			$1,768,380,621	$1,311,146,376	165.31%

____________

(1)      We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)      Fair value is determined in good faith by the Board of Directors of the Fund.

(3)      Cost value reflects accretion of original issue discount or market discount.

(4)      The subordinated notes represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(5)      Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(6)      The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of March 31, 2023.

(7)      The CLO subordinated notes, preferred shares and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(8)      Fair value includes the Fund’s interest in subordinated fee notes and represents discounted cash flows associated with fees earned from those fee notes.

(9)      Investment has not made inaugural distribution for relevant period end. See “Note 2. Summary of Significant Accounting Policies — Investment Income.”

(10)    The CLO equity investment was optionally redeemed. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost. See “Note 2. Summary of Significant Accounting Policies — Securities Transactions.”

(11)    Investment is co-invested with the Fund’s affiliates. See “Note 4. Related Party Transactions.”

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
MARCH 31, 2023

(12)    Represents cash equivalents held in a money market fund as of March 31, 2023.

(13)    The fair value of the investment was determined using significant unobservable inputs. See “Note 3. Fair Value.”

(14)    The Fund generally acquires its investments in transactions not subject to registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to restrictions as “restricted securities” (within the meaning of the Securities Act). Unless otherwise noted, all securities were acquired in transactions not subject to registration under the Securities Act.

(15)    Acquisition date represents the initial date of purchase.

(16)    Cost and fair value total represents multiple investments which were purchased within one year prior to March 31, 2023.

(17)    The principal balance outstanding for this debt investment, in whole or in part, is indexed to the 90-day Secured Overnight Financing Rate (“SOFR”).

(18)    Cost value reflects amortized cost.

(19)    As of March 31, 2023, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost.

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENT OF OPERATIONS

Year Ended March 31, 2023
INVESTMENT INCOME
Income from securitization vehicles and investments	$249,858,844
Interest income – debt investments.	7,251,485
Other income	5,154,998
Total investment income	262,265,327

EXPENSES
Interest expense	31,805,566
Base management fees.	25,682,522
Incentive fees	38,384,400
Excise tax expense	7,955,824
Professional fees	1,323,227
Administrator expense	1,078,056
General and administrative	1,437,597
Directors’ fees	333,999
Insurance expense	280,951
Transfer agent and custodian fees	445,583
Total expenses.	108,727,725
Net investment income.	153,537,602
Net realized loss on investments	(20,421,298)
Net change in unrealized depreciation on investments	(304,405,051)
Net realized loss and net change in unrealized depreciation	(324,826,349)
Net decrease in net assets resulting from operations	$(171,288,747)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2023	Year Ended March 31, 2022
(Decrease) increase in net assets from operations:
Net investment income.	$153,537,602	$119,792,034
Net realized (losses) gains on investments	(20,421,298)	2,344,273
Net realized losses on the redemption of mandatorily redeemable preferred stock	—	(1,017,577)
Net change in unrealized (depreciation) appreciation on investments	(304,405,051)	4,759,261
Net (decrease) increase in net assets resulting from operations	(171,288,747)	125,877,991
Distributions of net investment income	(142,666,077)	(98,698,871)
Total distributions to stockholders	(142,666,077)	(98,698,871)

Capital share transactions:
Issuance of common stock (net of underwriting fees and offering costs of $1,602,669 and $3,626,247, respectively)	139,817,070	310,628,470
Reinvestment of distributions	20,132,491	13,094,960
Net increase in net assets from capital share transactions.	159,949,561	323,723,430

Total (decrease) increase in net assets	(154,005,263)	350,902,550
Net assets at beginning of year	947,156,299	596,253,749

Net assets at end of year	$793,151,036	$947,156,299

Capital share activity:
Shares issued	23,875,115	42,165,903
Shares issued from distribution reinvestment plan	3,719,788	1,859,664
Net increase in capital share activity	27,594,903	44,025,567

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENT OF CASH FLOWS

Year Ended March 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations.	$(171,288,747)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Accretion of discount on investments	(1,316,371)
Amortization of deferred issuance costs on mandatorily redeemable preferred stock	1,321,223
Amortization of deferred offering costs on common stock	55,956
Amortization of deferred issuance costs on notes payable – unsecured notes	1,027,358
Non-cash interest income due to payment-in-kind	(163,811)
Purchases of investments	(543,454,287)
Sales of investments	70,591,891
Repayments of principal and reductions to investment cost value.	135,142,438
Net change in unrealized depreciation on investments	304,405,051
Net realized loss on investments.	20,421,298
Net reductions to CLO equity and related investment cost	84,826,142
Decrease in distributions receivable	2,897,859
Decrease in fee receivable	34,342
Increase in interest receivable	(1,030,826)
Decrease in prepaid expenses and other assets	19,670
Decrease in base management fee payable	(327,894)
Increase in incentive fee payable	1,251,208
Increase in excise tax payable	3,977,912
Increase in administrator expense payable	26,376
Increase in accrued offering costs	5,000
Increase in accrued expenses	14,031
Net cash used in operating activities	(91,564,181)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of distribution reinvestment plan of $20,132,491)	(122,533,586)
Proceeds from the issuance of common stock	141,419,739
Underwriting fees and offering costs for the issuance of common stock	(1,602,669)
Payment of deferred issuance costs – notes payable	(47,445)
Proceeds from the issuance of mandatorily redeemable preferred stock	63,750,000
Deferred issuance costs for the issuance of mandatorily redeemable preferred stock	(2,354,574)
Net cash provided by financing activities	78,631,465

Net decrease in cash and cash equivalents	(12,932,716)
Cash and cash equivalents, beginning of year	34,672,822
Cash and cash equivalents, end of year	$21,740,106

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$29,456,986
Cash paid for excise taxes	$3,977,912
NON-CASH ACTIVITIES
Value of shares issued in connection with dividend reinvestment plan	$20,132,491
Cost of securities purchased not settled	$46,804,540

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return, and it currently seeks to achieve its investment objective by investing in structured finance investments, specifically the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles, which are collateralized primarily by a diverse portfolio of senior secured loans made to companies whose debt is unrated or is rated below investment grade (the “Senior Loans”) and, to a limited extent, subordinated and/or unsecured loans and bonds (together with the Senior Loans, the “CLO Assets”). The Fund’s investment activities are managed by Oxford Lane Management, LLC (“Oxford Lane Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Oxford Funds, LLC (“Oxford Funds”) is the managing member of Oxford Lane Management and serves as the administrator of the Fund. Under the investment advisory agreement with Oxford Lane Management (the “Investment Advisory Agreement”), the Fund has agreed to pay Oxford Lane Management an annual base management fee based on gross assets as well as an incentive fee based on its performance. For further detail please refer to “Note 4. Related Party Transactions.”

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), include the accounts of the Fund. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, such as money market funds, which contain investments with original maturities of three months or less. The Fund places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included on the Fund’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value, and investments held in money market funds are valued at net asset value (“NAV”) per share.

At March 31, 2023, cash and cash equivalents were as follows:

March 31, 2023
Cash	$350,001
Cash Equivalents	21,390,105
Total Cash and Cash Equivalents	$21,740,106

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

INVESTMENT VALUATION

The Fund determines the fair values of its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement (“ASC 820”) and Rule 2a-5 under the 1940 Act. Estimates made in the preparation of the Fund’s financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. The Fund believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes. The Fund is required to specifically fair value each individual investment on a quarterly basis.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Fund considers the attributes of current market conditions on an ongoing basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of the Fund’s investments are based upon “Level 3” inputs as of March 31, 2023.

Good Faith Determinations of Fair Value, Rule 2a-5 was adopted by the Securities and Exchange Commission (the “SEC”) in December 2020 and establishes requirements for determining fair value in good faith for purposes of the 1940 Act.

Our Board of Directors (the “Board of Directors”) has adopted valuation policies and procedures (the “Valuation Policy”) that are intended to comply with Rule 2a-5. The Board of Directors determines the value of the Fund’s investment portfolio each quarter. In connection with that determination, members of Oxford Lane Management’s portfolio management team prepare a quarterly analysis of each portfolio investment using the most recent portfolio company financial statements, forecasts and other relevant financial and operational information. The Fund engages third-party pricing services to provide assistance in valuing certain of its investments although the Board of Directors ultimately determines the appropriate valuation of each such investment. Changes in fair value, as described above, are recorded in the statement of operations as net change in unrealized appreciation/depreciation on investments.

Collateralized Loan Obligations — Debt and Equity

The Fund has acquired debt and equity positions in CLO investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, the Fund considers the indicative prices provided by a recognized industry pricing service as a primary source for the Fund’s CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. The Fund also considers those instances in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Fund considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In periods of illiquidity and volatility, the Fund

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios, instead of the Fund’s generated valuation yields. Oxford Lane Management or the Board of Directors may elect to engage third-party valuation firms to provide assistance to the Valuation Committee and Board of Directors in valuing certain of our investments, including, but not limited to, when requested by the Board of Directors or Oxford Lane Management. If a third-party valuation firm is engaged by the Fund, it will provide the Board of Directors with a written report with respect to each investment it has reviewed. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Sold Under Agreement to Repurchase

The Fund may enter into an agreement whereby it sells securities to be repurchased at an agreed-upon price and date. Under such an agreement, the Fund accounts for the transaction as a collateralized financing transaction which is recorded at the contracted repurchase amount plus interest.

SHARE REPURCHASES

From time to time, the Board of Directors may authorize a share repurchase program under which shares of the Fund’s common stock are purchased in open market transactions. Since the Fund is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date. There was no share repurchase program authorized on the Fund’s common stock for the years ended March 31, 2023 and March 31, 2022.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details.

PREPAID EXPENSES AND OTHER ASSETS

Prepaid expenses and other assets consists primarily of insurance costs.

INVESTMENT INCOME

Income from securitization vehicles and investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40 Beneficial Interests in Securitized Financial Assets, based upon estimated cash flows, their expected timing, and expected redemption, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in certain securitization vehicles (or “CLO warehouse facilities”) based on a stated rate per the underlying note purchase agreement or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of March 31, 2023, the Fund had no non-accrual investments in its portfolio.

Interest income also includes a payment-in-kind (“PIK”) provision on certain investments in the Fund’s portfolio. Refer to the section below, “Payment-In-Kind,” for a description of the PIK provision and its impact on interest income.

Payment-In-Kind

The Fund has held debt investments in its portfolio which contain a contractual PIK provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest is computed at the contractual rate and is recorded as interest income. The PIK amount is added to the principal balance on the capitalization date. Upon capitalization, the PIK component is subject to the fair value estimates associated with the related investments. At the point the Fund believes PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed from the related receivable through interest income. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on a CLO equity investment and are based upon a percentage of the collateral manager’s fees above the amortized cost and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains timely distributed to stockholders. To qualify for RIC tax treatment, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s fiscal 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S Federal and Connecticut State. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions

The Fund’s distribution policy is based upon its estimate of taxable net investment income, which includes actual distributions from the Fund’s CLO equity class investments, with further consideration given to its realized gains or losses on a taxable basis. Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to stockholders annually. Distributions to stockholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the stockholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes.

SECURITIES TRANSACTIONS

Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification. An optional redemption (“optionally redeemed”) feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt. Distributions received on CLO equity investments where the optional redemption feature has been exercised are first applied to the remaining cost basis until it is reduced to zero, after which distributions are recorded as realized gains.

DEFERRED OFFERING COSTS ON COMMON STOCK

Deferred offering costs on common stock consist of fees and expenses incurred in connection with the registration and public offer and sale of the Fund’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued. Deferred offering costs are periodically reviewed and expensed if the related registration statement is no longer active or if the offering is unsuccessful.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

DEFERRED DEBT ISSUANCE COSTS

Deferred debt issuance costs consist of fees and expenses incurred in connection with the closing or amending of debt offerings and mandatorily redeemable preferred stock, and are capitalized at the time of payment. These costs are amortized using the straight line method over the terms of the respective debt securities. The amortized expenses are included in interest expense in the Fund’s financial statements. The unamortized deferred debt issuance costs are included on the Fund’s Statement of Assets and Liabilities as a direct deduction from the related debt and mandatorily redeemable preferred stock liability. Upon early termination of debt, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on redemption of debt on the Fund’s Statement of Operations.

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at March 31, 2023, were as follows:

Assets ($ in millions)	Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total(1)
CLO debt	$—	$—	$52.7	$52.7
CLO equity	—	—	1,224.7	1,224.7
Other CLO equity related investments	—	—	12.4	12.4
Total investments at fair value(1)	—	—	1,289.8	1,289.8
Cash equivalents	21.4	—	—	21.4
Total assets at fair value	$21.4	$—	$1,289.8	$1,311.2

____________

(1)      Totals may not sum due to rounding.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried at fair value as of March 31, 2023 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
6.75% Series 2024 Term Preferred Shares(1)	$67.7	$67.2	$—	$67.2	$—
6.25% Series 2027 Term Preferred Shares(1)	86.4	80.6	—	80.6	—
6.00% Series 2029 Term Preferred Shares(1)	65.3	56.5	—	56.5	—
7.125% Series 2029 Term Preferred Shares(1)	61.7	58.7	—	58.7	—
5.00% Unsecured Notes due 2027(2)	97.4	90.2	—	90.2	—
6.75% Unsecured Notes due 2031(2)	97.2	92.9	—	92.9	—
Total	$475.7	$446.1	$—	$446.1	$—

____________

(1)      For the Term Preferred Stock, fair value is based upon the closing price on the last day of the period. The Term Preferred Stock are listed on the NASDAQ Global Select Market (trading symbols “OXLCM”, “OXLCP”, “OXLCO” and “OXLCN”).

(2)      For the 5.00% Unsecured Notes due 2027 and 6.75% Unsecured Notes due 2031, fair value is based upon the closing price on the last day of the period. The 5.00% Unsecured Notes due 2027 and 6.75% Unsecured Notes due 2031 are listed on the NASDAQ Global Select Market (trading symbol “OXLCZ” and “OXLCL”, respectively).

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 3. FAIR VALUE (cont.)

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of March 31, 2023. The Fund’s Valuation Policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors, including upon the recommendation of Oxford Lane Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2023	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(3)	Impact to Valuation from an Increase in Input(4)
	($ in millions)
CLO debt	$52.7	Market quotes	NBIB(1)	24.9% – 96.0%/70.8%	NA
CLO equity	1,183.9	Market quotes	NBIB(1)	0.0% – 100.0%/42.2%	NA
	17.7	Recent Transaction	Actual trade(5)	83.3%(7)	NA
	15.2	Yield Analysis	Discount Margin	20.2% – 38.9%/24.5%	Decrease
	7.1	Net Present Value	NBIB(1)	22.6% – 59.1%/30.5%	NA
	0.8	Liquidation Net Asset Value(6)	NBIB(1)	0.0% – 01.4%/0.4%	NA
Other CLO equity related investments	12.4	Discounted cash flow(2)	Discount rate(2)	5.9% – 33.1%/17.8%	Decrease
Total Fair Value for Level 3 Investments(8)	$1,289.8

____________

(1)      The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by Oxford Lane Management, including performance and covenant compliance information as provided by the independent trustee.

(2)      The Fund will calculate the fair value of CLO equity side letters based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle.

(3)      Weighted averages are calculated based on fair value of investments.

(4)      The impact on fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in discount rate, in isolation, would result in a decrease in a fair value measurement. Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

(5)      Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Board of Directors.

(6)      The fair value of those CLO equity and debt positions which have been optionally redeemed are generally valued using a liquidation NAV basis which represents the estimated expected residual value of the CLO as of the end of the period.

(7)      Represents a single investment fair value position, and therefore the range/weighted average is not applicable.

(8)      Totals may not sum due to rounding.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 3. FAIR VALUE (cont.)

A reconciliation of the fair value of investments for the year ended March 31, 2023, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Other CLO Equity Related Investments	Total(2)
Balance at March 31, 2022	$28.0	$1,307.0	$12.0	$1,346.9
Realized gains (losses) included in earnings	0.2	(19.3)	(1.3)	(20.4)
Unrealized depreciation included in earnings	(9.1)	(293.9)	(1.4)	(304.4)
Accretion of discounts	1.3	—	—	1.3
Purchases	39.3	511.4	6.0	556.7
Sales and repayments	(7.1)	(198.6)	—	(205.7)
Reductions to CLO equity cost value(1)	—	(81.9)	(2.9)	(84.8)
Payment in Kind income	0.2	—	—	0.2
Transfers in and/or out of level 3	—	—	—	—
Balance at March 31, 2023(2)	$52.7	$1,224.7	$12.4	$1,289.8
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(9.1)	$(311.5)	$(1.6)	$(322.2)

____________

(1)      Reduction to cost value on the Fund’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the year ended March 31, 2023, of approximately $331.8 million and the effective yield interest income recognized on the Fund’s CLO equity subordinated notes of approximately $249.9 million, plus the amortization of cost of the Fund’s CLO equity fee notes of approximately $2.9 million. A reduction to cost value is not made for CLO warehouse investments.

(2)      Totals may not sum due to rounding.

There were no transfers in or out of Level 3 during the year ended March 31, 2023.

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Effective September 9, 2010, the Fund entered into the Investment Advisory Agreement with Oxford Lane Management, a registered investment adviser under the Advisers Act. Oxford Funds is the managing member of Oxford Lane Management and serves as the administrator of the Fund.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay Oxford Lane Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

The base management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. For the year ended March 31, 2023, the Fund recognized an expense of approximately $25.7 million. At March 31, 2023, the Fund had a base management fee payable of approximately $6.3 million.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means income from securitization vehicles and investments, interest income from debt investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Oxford Funds, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash, such as the amount of any market discount it may accrete on debt instruments purchased below par value. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing its pre-incentive net investment income by its reported net assets as of the prior period end. The Fund’s pre-incentive fee net investment income used to calculate the incentive fee is also included in the amount of its gross assets used to calculate the 2.00% base management fee. The Fund pays Oxford Lane Management an incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

•        No incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•        100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up”. The “catch-up” is meant to provide Oxford Lane Management with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and

•        20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Oxford Lane Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to Oxford Lane Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the year ended March 31, 2023, the Fund recognized incentive fee expense of approximately $38.4 million. At March 31, 2023, the Fund had an incentive fee payable of approximately $9.4 million.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

Administration Agreement

Effective September 9, 2010, the Fund entered into an agreement (“Administration Agreement”) with Oxford Funds to serve as its administrator (the “Administrator”). Under the Administration Agreement, Oxford Funds performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for preparation of the reports to the Fund’s stockholders.

Oxford Funds also assists the Fund in determining and publishing the Fund’s NAV, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of Oxford Funds’ overhead in performing its obligations under the Administration Agreement, including rent, and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. Other expenses that are paid by the Fund include legal, compliance, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The costs associated with the functions performed by the Fund’s chief compliance officer are paid indirectly by the Fund pursuant to the terms of an agreement between the Fund and ACA Group, LLC.

Certain directors, officers and other related parties, including members of Oxford Lane Management, owned, directly or indirectly, an aggregate 0.5% of the common stock of the Fund at March 31, 2023.

Co-Investment Exemptive Relief

On June 14, 2017, the SEC issued an order permitting the Fund and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, the Fund and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is the Fund’s investment adviser or an investment adviser controlling, controlled by, or under common control with the Fund’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing the Fund’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, the Fund is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Fund and its stockholders and do not involve overreaching in respect of the Fund or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Fund’s stockholders and is consistent with the Fund’s then-current investment objective and strategies.

NOTE 5. CONCENTRATION OF CREDIT RISK

The Fund places its cash in a money market fund and, at times, cash and cash equivalents may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations if those sectors experience a market downturn.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 6. DISTRIBUTIONS

For the year ended March 31, 2023, the Fund declared and paid distributions on common stock of $0.90 per share, or $142,666,077. The Fund declared and paid distributions on common stock of $0.83 per share, or $98,698,871 for the year ended March 31, 2022. The tax character of distributions paid for the year ended March 31, 2023 represented, on an estimated basis, $142,666,077 from ordinary income. For the year ended March 31, 2023, the amounts and sources of distributions reported are only estimates. The tax character of distributions paid for the year ended March 31, 2022 represented, on an estimated basis, $98,698,871 from ordinary income. The ultimate tax character of distributions is unknown until our tax return is filed. For the years ended March 31, 2023 and March 31, 2022, the Fund also declared and paid dividends on preferred stock of $17,706,986 and $12,791,293, respectively. The tax character of distributions paid on preferred stock represented ordinary income.

For the fiscal year ended March 31, 2023, the Fund had available $97,309,107 of long-term capital losses, which can be used to offset future capital gains. For the fiscal year ended March 31, 2023, the Fund did not utilize its capital loss carryforward. Under the current law, capital losses related to securities realized after October 31 of a taxable year and prior to the Fund’s fiscal year end (“post-October”) may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2023, the Fund had no post-October losses to defer.

As of March 31, 2023, the estimated components of distributable earnings (accumulated losses) on a tax basis were as follows:

Distributable ordinary income	$180,977,013
Distributable long-term capital gains (capital loss carry forward)	(97,309,107)
Unrealized depreciation on investments*	(500,692,445)
Other timing differences	(2,747)

____________

*        The difference between book basis and tax basis unrealized gains/(losses) is due to the Fund’s CLO equity and partnership investments.

As of March 31, 2023, the effect of permanent “book/tax” reclassifications resulted in the following increase/(decrease) to the components of net assets:

Total distributable earnings/(accumulated losses)	$7,955,824
Paid-In-Capital	(7,955,824)

These differences are primarily due to the CLO equity investments, partnership investments, and non-deductible excise tax paid.

As of March 31, 2023, the aggregate gross unrealized appreciation for tax purposes was $9,365,229, and aggregate gross unrealized depreciation was $510,057,674. For tax purposes, the cost basis of the portfolio investments at March 31, 2023 was $1,790,448,716.

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund has authorized 50 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 11,486,721 shares issued and outstanding at March 31, 2023. During the fiscal year ended March 31, 2023, the Fund had the following series of preferred stock outstanding: public offerings of its 6.75% Series 2024 Term Preferred Shares (the “6.75% Series 2024 Shares”); 6.25% Series 2027 Term Preferred Shares (the “6.25% Series 2027 Shares”); 6.00% Series 2029 Term Preferred Shares (the “6.00% Series 2029 Shares”); and its 7.125% Series 2029 Term Preferred Shares (the “7.125% Series 2029 Shares”), collectively the “Term Preferred Shares”, each issued in an underwritten public offering. The Fund is required to redeem all of the

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Fund cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Preferred Shares without the prior unanimous vote or consent of the holders of such Term Preferred Shares. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Preferred Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Shares. The Fund, with the authorization by the Board of Directors, may repurchase any of the Term Preferred Shares from time to time in the open market and effectively extinguish the debt. As of March 31, 2023, there were no accumulated but unpaid dividends on the Fund’s Term Preferred Shares.

On June 6, 2022, the Fund completed an underwritten public offering of 2,400,000 shares of its newly designated 7.125% Series 2029 Shares at a public offering price of $25 per share, raising approximately $60.0 million in gross proceeds. The Fund also granted the underwriters a 30-day over-allotment option to purchase additional shares of its 7.125% Series 2029 Shares on the same terms and conditions to cover over-allotments, if any. On July 7, 2022, under this 30-day over-allotment option, the Fund issued 150,000 shares, raising approximately $3.8 million in gross proceeds. The 7.125% Series 2029 Shares are listed on the NASDAQ Global Select Market and trade under the symbol “OXLCN”.

The Fund’s Term Preferred Share activity for the year ended March 31, 2023, was as follows:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares	Total
Shares outstanding at March 31, 2022	2,725,015	3,524,806	2,686,900	—	8,936,721
Shares issued	—	—	—	2,550,000	2,550,000
Shares redeemed	—	—	—	—	—
Shares outstanding at March 31, 2023	2,725,015	3,524,806	2,686,900	2,550,000	11,486,721

The Fund’s Term Preferred Share balances as of March 31, 2023, were as follows:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares	Total
Principal value	$68,125,375	$88,120,150	$67,172,500	$63,750,000	$287,168,025
Deferred issuance cost	(417,033)	(1,688,272)	(1,899,325)	(2,092,983)	(6,097,613)
Carrying value	$67,708,342	$86,431,878	$65,273,175	$61,657,017	$281,070,412
Fair value(1)	$67,198,870	$80,612,313	$56,532,376	$58,650,000	$262,993,559
Fair value price per share(1)	$24.66	$22.87	$21.04	$23.00

____________

(1)      Represents the March 31, 2023 closing market price per share of each respective series of Term Preferred Shares on the NASDAQ Global Select Market.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

The terms of the Fund’s Term Preferred Share offerings are as set forth in the table below:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares
Offering price per share	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2024	February 28, 2027	August 31, 2029	June 30, 2029
Term redemption price per share	$25.00	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2020	February 28, 2023	August 31, 2024	June 30, 2024
Stated interest rate	6.75%	6.25%	6.00%	7.125%

The Fund’s Term Preferred Shares had no accrued interest payable at March 31, 2023. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Shares. As of March 31, 2023, the Fund had an unamortized deferred debt issuance cost balance of approximately $6.1 million related to the issuance of the Term Preferred Shares.

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Term Preferred Shares for the year ended March 31, 2023:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares	Total
Stated interest expense(1)	$4,598,463	$5,507,509	$4,030,350	$3,570,664	$17,706,986
Amortization of deferred issuance costs	333,079	430,923	295,630	261,591	1,321,223
Total interest expense	$4,931,542	$5,938,432	$4,325,980	$3,832,255	$19,028,209
Weighted average effective interest rate(2)	7.24%	6.74%	6.44%	6.03%	6.61%
Cash paid for interest	$4,598,463	$5,507,509	$4,030,350	$3,570,664	$17,706,986

____________

(1)      Stated interest is composed of distributions declared and paid of approximately $17.7 million for the year ended March 31, 2023.

(2)      Represents the weighted average effective rate for each respective series of Term Preferred Shares.

NOTE 8. BORROWINGS

NOTES PAYABLE — 6.75% UNSECURED NOTES DUE 2031

On March 16, 2021, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 6.75% Unsecured Notes due 2031 (the “6.75% Notes”). The 6.75% Notes will mature on March 31, 2031 and may be redeemed in whole or in part at any time or from time to time at the Fund’s option on or after March 16, 2024. The 6.75% Notes bear interest at a rate of 6.75% per year payable quarterly on March 31, June 30, September 30, and December 31, of each year, commencing June 30, 2021.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 8. BORROWINGS (cont.)

The aggregate accrued interest payable on the 6.75% Notes as of March 31, 2023 was $18,750. As of March 31, 2023, the Fund had unamortized deferred debt issuance costs of approximately $2.8 million, relating to the 6.75% Notes. The deferred debt issuance costs are being amortized over the term of the 6.75% Notes and are included in interest expense in the statement of operations. The effective annualized interest rate for the year ended March 31, 2023 was approximately 7.11%.

NOTES PAYABLE — 5.00% UNSECURED NOTES DUE 2027

On January 13, 2022, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 5.00% Unsecured Notes due 2027 (the “5.00% Notes” and together with the 6.75% Notes, the “Notes”). The 5.00% Notes will mature on January 31, 2027 and may be redeemed in whole or in part at any time or from time to time at the Fund’s option on or after January 31, 2024. The 5.00% Notes bear interest at a rate of 5.00% per year payable quarterly on March 31, June 30, September 30, and December 31, of each year, commencing March 31, 2022.

The aggregate accrued interest payable on the 5.00% Notes as of March 31, 2023 was $13,889. As of March 31, 2023, the Fund had unamortized deferred debt issuance costs of approximately $2.6 million, relating to the 5.00% Notes. The deferred debt issuance costs are being amortized over the term of the 5.00% Notes and are included in interest expense in the statement of operations. The effective annualized interest rate for the year ended March 31, 2023 was approximately 5.67%.

NOTE 9. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

During the year ended March 31, 2023, purchases of securities totaled approximately $556.7 million including approximately $46.8 million of unsettled purchases. In addition, during the year ended March 31, 2023, the Fund’s sales of securities totaled approximately $70.6 million. The Fund had approximately $135.1 million in repayments, excluding short-term investments, during the year ended March 31, 2023.

NOTE 10. COMMITMENTS AND CONTINGENCIES

As of March 31, 2023, the Fund had three commitments related to CIFC Fenway Warehouse II Ltd. preferred shares of approximately $8.3 million, Arcadia Warehouse 2022, Ltd. preferred shares of approximately $1.4 million, and Regatta Charlie preferred shares of approximately $9.1 million. The total commitment amount does not necessarily represent future cash requirements.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcomes of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 11. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 12. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended March 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015, 2014 and 2013 are as follows:

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Per Share Data
Net asset value at beginning of year	$6.56	$5.94	$3.58	$8.32	$10.08	$10.20	$7.04	$14.08	$16.26	$16.20	$17.05

Net investment income(1)	0.97	1.01	0.88	1.25	1.41	1.61	1.54	1.64	1.37	1.24	1.17
Net realized and unrealized gains (losses)(2)	(2.11)	0.19	2.26	(5.39)	(1.92)	(0.12)	3.87	(6.28)	(1.14)	1.85	3.54
Total from investment operations	(1.14)	1.20	3.14	(4.14)	(0.51)	1.49	5.41	(4.64)	0.23	3.09	4.71

Distributions per share of net investment income(3)	(0.90)	(0.83)	(0.59)	(0.99)	(1.34)	(1.36)	(2.40)	(2.44)	(2.26)	(1.97)	(2.13)
Distributions per share from realized gain on investments(3)	—	—	—	—	—	—	—	—	(0.14)	(0.38)	(0.07)

Distributions of return of capital(3)	—	—	(0.42)	(0.63)	(0.28)	(0.25)	—	—	—	—	—
Distributions per share based on weighted average share impact(3)	—	—	0.02	(0.02)	(0.02)	(0.05)	(0.09)	(0.06)	(0.02)	(0.51)	(0.28)
Total distributions(3)	(0.90)	(0.83)	(0.99)	(1.64)	(1.64)	(1.66)	(2.49)	(2.50)	(2.42)	(2.86)	(2.48)
Effect of shares issued/repurchased, net of underwriting expense	0.09	0.25	0.21	1.05	0.40	0.06	0.25	0.11	0.02	(0.13)	(2.52)
Effect of offering costs	—	—	—	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)	(0.56)
Effect of shares issued/repurchased, net	0.09	0.25	0.21	1.04	0.39	0.05	0.24	0.10	0.01	(0.17)	(3.08)
Net asset value at end of year	$4.61	$6.56	$5.94	$3.58	$8.32	$10.08	$10.20	$7.04	$14.08	$16.26	$16.20

Per share market value at beginning of year	$7.24	$6.30	$4.17	$9.84	$10.13	$11.13	$8.45	$14.82	$16.70	$15.98	$14.60
Per share market value at end of year	$5.23	$7.24	$6.30	$4.17	$9.84	$10.13	$11.13	$8.45	$14.82	$16.70	$15.98
Total return based on market value(4)	(15.53)%	28.56%	87.87%	(48.71)%	13.47%	6.41%	66.38%	(28.97)%	3.34%	20.23%	26.21%
Total return based on net asset value(5)	(16.01)%	24.45%	94.20%	(37.50)%	(1.39)%	14.56%	78.98%	(32.95)%	1.35%	14.88%	7.92%
Shares outstanding at end of year	172,073,305	144,478,402	100,452,835	75,183,153	42,547,801	28,768,899	22,751,432	18,751,696	15,972,381	15,240,729	7,602,719

Ratios/Supplemental Data
Net assets at end of year (000’s)	$793,151	$947,156	$596,254	$268,788	$353,832	$289,930	$232,048	$131,950	$224,933	$247,829	$123,140
Average net assets (000’s)	$827,142	$738,960	$419,391	$314,446	$315,037	$254,893	$173,005	$185,211	$239,703	$154,112	$100,481
Ratio of net investment income to average daily net assets	18.56%	16.21%	18.22%	23.20%	15.58%	15.83%	17.78%	15.57%	8.88%	6.55%	5.90%
Ratio of expenses to average daily net assets	13.14%	10.76%	12.14%	15.65%	12.80%	13.52%	15.71%	16.60%	10.58%	8.38%	5.65%
Portfolio turnover rate(6)	16.51%	56.07%	44.15%	17.56%	64.97%	53.42%	69.08%	32.02%	69.05%	28.81%	12.29%

____________

(1)      Represents net investment income per share for the period, based upon average shares outstanding.

(2)      Net realized and unrealized capital gains and losses based upon average shares outstanding include adjustments to reconcile change in NAV per share.

(3)      Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the period. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on estimates available at each respective fiscal year end, see “Note 6. Distributions”.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 12. FINANCIAL HIGHLIGHTS (cont.)

(4)      Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.

(5)      Total return based on NAV is the change in ending NAV per share plus distributions per share paid during the period assuming participation in the Fund’s distribution reinvestment plan divided by the beginning NAV per share.

(6)      Portfolio turnover rate is calculated using the lesser of the year-to-date purchases or sales and repayments of investments divided by the monthly average of the fair value of total investments. Excluded from both the numerator and denominator is the fair value of all investments whose maturity or expiration date at the time of acquisition was one year or less.

Senior Securities Table

Information about our senior securities is shown in the following tables as of the fiscal years ended March 31, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, 2015, 2014 and 2013:
	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Year
8.50% Series 2017 Term Preferred Shares(5)
2016	$—	—	$—	$—
2015	$15,811,250	2.47	$25	$1.03
2014	$15,811,250	3.99	$25	$1.05
2013	$15,811,250	8.79	$25	$1.03

7.50% Series 2023 Term Preferred Shares(6) (10) (13)
2022	$—	—	$—	$—
2021	$57,034,875	2.88	$25	$0.97
2020	$60,400,025	2.01	$25	$1.01
2019	$90,400,025	2.73	$25	$1.01
2018	$90,400,025	2.41	$25	$1.02
2017	$90,400,025	2.59	$25	$1.01
2016	$90,638,450	1.91	$25	$0.97
2015	$73,869,250	2.47	$25	$0.98
2014	$65,744,250	3.99	$25	$0.94

8.125% Series 2024 Term Preferred Shares(7)
2018	$—	—	$—	$—
2017	$50,504,475	2.59	$25	$1.02
2016	$50,539,775	1.91	$25	$1.00
2015	$60,687,500	2.47	$25	$1.01

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 12. FINANCIAL HIGHLIGHTS (cont.)

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
6.75% Series 2024 Term Preferred Shares(8)(10)
2023	$68,125,375	2.60	$25	$1.00
2022	$68,125,375	3.21	$25	$1.01
2021	$68,125,375	2.88	$25	$0.94
2020	$68,235,375	2.01	$25	$1.01
2019	$68,235,375	2.73	$25	$1.02
2018	$68,235,375	2.41	$25	$1.01

6.25% Series 2027 Term Preferred Shares(9)(10)
2023	$88,120,150	2.60	$25	$0.93
2022	$88,120,150	3.21	$25	$1.00
2021	$88,120,150	2.88	$25	$0.89
2020	$91,600,000	2.01	$25	$0.89

6.00% Series 2029 Term Preferred Shares(14)
2023	$67,172,500	2.60	$25	$0.90
2022	$67,172,500	3.21	$25	$1.00

7.125% Series 2029 Term Preferred Shares(16)
2023	$63,750,500	2.60	$25	$0.93

Repurchase Agreement(11)
2021	$—	—	N/A	N/A
2020	$40,000,000	2.01	N/A	N/A
2019	$42,493,500	2.73	N/A	N/A
2018	$42,493,500	2.41	N/A	N/A

6.75% Unsecured Notes due 2031(12)
2023	$100,000,000	2.60	$25	$0.96
2022	$100,000,000	3.21	$25	$1.04
2021	$100,000,000	2.88	$25	$1.00

5.00% Unsecured Notes due 2027(15)
2023	$100,000,000	2.60	$25	$0.92
2022	$100,000,000	3.21	$25	$0.99

____________

(1)      Total amount of each class of senior securities outstanding at the end of the period presented.

(2)      Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of outstanding senior securities, as calculated separately for each of the Term Preferred Shares, the Notes and the previously terminated Master Repurchase Agreement (“MRA”) with Nomura Securities International, Inc. (“Nomura”) in accordance with section 18(h) of the 1940 Act. With respect to the Term Preferred Shares, the asset coverage per unit is expressed in terms of a ratio per share of outstanding Term Preferred Shares (when expressing in terms of dollar amounts per share, the asset coverage ratio per unit is multiplied by the involuntary liquidation preference per unit of $25). With respect to the MRA, the asset coverage ratio per unit is expressed in terms of a ratio per unit of outstanding (when expressing in terms of dollar amounts per share, the asset coverage per unit is multiplied by $1,000 per principal amount).

(3)      The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 12. FINANCIAL HIGHLIGHTS (cont.)

(4)      With respect to the Term Preferred Shares and the Notes, the Average Market Value Per Unit is calculated by taking the daily average closing price of the security for the respective period and dividing it by $25 per share to determine a unit price per share consistent with Asset Coverage Per Unit. With respect to the MRA, the Average Market Value is not applicable as there are no senior securities thereunder which are registered for public trading.

(5)      On July 24, 2015, the Fund redeemed all issued and outstanding Series 2017 Term Preferred Shares at the term redemption price.

(6)      On March 12, 2020, the Fund redeemed 1,200,000 shares of the 7.50% Series 2023 Term Preferred Shares issued and outstanding at the term redemption price.

(7)      On July 14, 2017, the Fund redeemed all issued and outstanding 8.125% Series 2024 Term Preferred Shares at the term redemption price.

(8)      On June 14, 2017, the Fund issued 2,729,415 shares of its newly designated 6.75% Series 2024 Term Preferred Shares.

(9)      On February 11, 2020, the Fund completed an underwritten public offering of 3,500,000 shares of its newly designated 6.25% Series 2027 Term Preferred Stock at a public offering price of $25 per share, raising approximately $84.7 million in net proceeds. On March 10, 2020, an additional 164,000 shares were issued pursuant to an exercise of the over-allotment option granted to the underwriters, resulting in net proceeds of approximately $4.0 million.

(10)    On May 21, 2020, the Fund’s Board of Directors authorized a program for the purpose of repurchasing up to $40 million worth of the outstanding shares of the Fund’s 7.50% Series 2023 Term Preferred Stock, 6.75% Series 2024 Term Preferred Stock and 6.25% Series 2027 Term Preferred Stock. For the year ended March 31, 2021, the Fund repurchased 134,606 shares of 7.50% Series 2023 Term Preferred Stock for a total of approximately $3.2 million, 4,400 shares of 6.75% Series 2024 Term Preferred Stock for a total of approximately $0.1 million, and 139,194 shares of 6.25% Series 2027 Term Preferred Stock, for a total of approximately $3.1 million.

(11)    On May 15, 2020, the Fund elected, at its option, to repay and terminate its $40.0 million repurchase agreement with Nomura. The Fund repurchased all of the previously sold CLO securities from Nomura at a repurchase price of $40.0 million plus accrued funding costs.

(12)    On March 16, 2021, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 6.75% Unsecured Notes due 2031.

(13)    On April 15, 2021 (the “Redemption Date”), the Fund redeemed all of the outstanding 7.50% Series 2023 Term Preferred Stock at a redemption price of $25 per share of 7.50% Series 2023 Term Preferred Stock, plus an amount equal to all accrued and unpaid dividends and distributions on each share accumulated to (but excluding) the 7.50% Series 2023 Redemption Date.

(14)    On August 17, 2021, we completed an underwritten public offering of 2,400,000 shares of our newly designated 6.00% Series 2029 Term Preferred Stock at a public offering price of $25 per share, raising approximately $60.0 million in gross proceeds. On August 24, 2021, an additional 286,900 shares were issued pursuant to an exercise of the over-allotment option granted to the underwriters, resulting in gross proceeds of approximately $7.1 million.

(15)    In January 2022, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 5.00% Unsecured Notes due 2027.

(16)    On June 6, 2022, the Fund completed an underwritten public offering of 2,400,000 shares of its newly designated 7.125% Series 2029 Term Preferred Stock at a public offering price of $25 per share, raising approximately $60.0 million in gross proceeds. On July 7, 2022, an additional 150,000 shares were issued pursuant to an exercise of the over-allotment option granted to the underwriters, resulting in gross proceeds of approximately $3.8 million.

NOTE 13. RISKS AND UNCERTAINTIES

Investment Risk Factors

During the applicable period, there have been: (i) no material changes to the Fund’s investment objectives and policies that have not been approved by shareholders, (ii) no material changes to the Fund’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or bylaws that would delay or prevent a change of control of the Fund.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial may also materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate, prepayment, and liquidity risks. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the credit quality of the CLO assets that serve as collateral may decline or the CLO asset may default; (iii) the Fund’s investments in CLO debt and equity will likely be subordinate to other senior classes of CLO debt; and (iv) the CLO vehicle itself may experience an event of default, leading to acceleration of the CLO’s debt and liquidation of CLO assets at undesirable prices. Since the Fund primarily invests in junior debt and equity tranches of a CLO, in the event of default, insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO issuer, holders of senior debt instruments would be entitled to receive payment in full before the Fund receives any distribution.

Risks Relating to the CLO Structure

CLOs are typically very highly levered (with CLO equity securities typically being leveraged between nine and 13 times), and therefore the junior equity and debt tranches in which the Fund will invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Fund generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO transaction. In addition, the Fund may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing the Fund’s overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

Subordinated Securities Risk

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Fund is invested.

High Yield Investment Risk

The CLO equity and junior debt securities that the Fund acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.

Credit Risks

If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s income and/or net asset value would be adversely impacted.

Liquidity Risks

Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities of CLO vehicles in which the Fund may invest. Although a secondary market may exist for the Fund’s investments in CLO vehicles, the market for the Fund’s investments in CLO vehicles may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value.

Failure to Satisfy Financial Tests

CLO vehicles in which the Fund invests may fail to satisfy certain financial covenants, specifically those with respect to adequate collateralization and/or interest coverage tests. Such failure could lead to a reduction in such CLO’s payments to the Fund because senior debt holders generally would be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive.

Risks of Warehoused Investments

The Fund invests in warehouse facilities. During the period in which the Fund has capital invested in such warehouse facilities, the price and availability of loans may be adversely affected by a number of market factors, including price volatility, interest rate volatility and availability of investments suitable for the CLO. This could hamper the ability of the collateral manager to acquire a portfolio of loans that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date, which may cause the Fund to receive less than face value of its investment. Investments in warehouse facilities also present risks similar to those of CLOs.

Leverage Risks

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO vehicles are typically highly levered, and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. As of March 31, 2023, the CLO vehicles in which the Fund was invested had average leverage of 10.0 times and ranged from approximately 2.1 times to 17.8 times levered. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles.

The Fund incurred leverage through the issuance of the Term Preferred Shares and the Notes. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that Oxford Lane Management and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

be secured and/or unsecured. The more leverage the Fund employs, the more likely a substantial change will occur in its NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

Fair Valuation of the Fund’s Investments

Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the Fund in accordance with its Valuation Policy with the Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value. Typically, there will not be a public market for the type of investments the Fund targets, which will require the Fund to value these securities at fair value based on relevant information compiled by the Adviser, third-party pricing services (when available) and the Valuation Committee and with the oversight, review and approval of the Board of Directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in the Fund’s portfolio, are to a certain degree subjective and dependent on a valuation process approved by the Board of Directors. Certain factors that may be considered in determining the fair value of the Fund’s investments include available indicative bids or quotations, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The fair value of the Fund’s investments may differ materially from the values that would have been used if an active public market for these securities existed. The fair value of the Fund’s investments have a material impact on its net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s net asset value on a given date to materially understate or overstate the value that the Fund may ultimately realize on one or more of its investments. Investors purchasing the Fund’s securities based on an overstated net asset value may pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of the Fund’s investments may receive a lower price for their shares than the value of its investments might warrant.

LIBOR Risk

Certain CLO equity and debt securities in which the Fund invests earn interest at, and CLOs in which the Fund invests typically obtain financing at, a floating rate based on the London Interbank Offered Rate (“LIBOR”). After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market.

For CLOs which issue debt based on SOFR, investors should be aware that such CLO debt may fluctuate from one interest accrual period to another in response to changes in SOFR. SOFR has a limited history of use as a benchmark rate and, as a risk-free rate, differs in material respects from LIBOR. Neither the historical performance of LIBOR nor SOFR should be taken as an indication of future performance of SOFR during the term of any CLO. Changes in the levels of SOFR will affect the amount of interest payable on the CLO debt securities, the distributions on the CLO equity and the trading price of the CLO securities, but it is impossible to predict whether such levels will rise or fall.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

In any event, LIBOR is likely to perform differently than in the past and, ultimately, cease to exist as a global benchmark going forward. Until an alternative benchmark rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate benchmark rate(s), and the implementation of such new benchmark rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund’s performance and the Fund’s ability to achieve its investment objective.

To the extent that any benchmark rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans (including instances where the replacement rate is utilized for such loans prior to it being utilized by the CLO), for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which would be expected to have an adverse impact on the cash flows distributed to CLO equity investors as well as the Fund’s net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur when both the underlying senior secured loans and the CLO debt securities utilize the same benchmark. As of the date hereof, certain senior secured loans have already transitioned to utilizing SOFR based interest rates whereas not all CLO debt securities have transitioned to such replacement rate.

Many underlying corporate borrowers can elect to pay interest based on a 1-month, 3-month and/or other term base rates in respect of the loans held by CLOs in which the Fund is invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based today on 3-month term plus a spread. The 3-month term rate may fluctuate in excess of other potential term rates, which may result in many underlying corporate borrowers electing to pay interest based on a shorter or lower, but in any event lower, base rate. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect the Fund’s cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month term rate exceeds such other chosen term base rate.

Interest Rate Risk

The Fund is exposed to risks associated with changes in interest rates. The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

Inflation Risks

Inflation could negatively impact the Fund’s business, including its ability to access the debt markets on favorable terms, or could negatively impact its CLO investment. Sustained inflation could increase our funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment originations, limit the Fund’s ability to grow and negatively impact the Fund’s operating results. Further, inflation could make it difficult to extend the maturity of, or refinance existing indebtedness or obtain new indebtedness on favorable terms.

Key Personnel

The Fund is dependent upon Oxford Lane Management’s key personnel for its future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s stockholders, and the amount of income available for payment of the Fund’s other liabilities.

The current U.S. presidential administration has announced a number of tax law changes that include, among others, a minimum tax on book income and profits of certain multinational corporations. Such legislative changes, any other significant changes in economic or tax policy and/or government programs, as well as any future such changes could have a material adverse impact on us and on our investments.

For example on August 16, 2022, the U.S. government enacted the Inflation Reduction Act of 2022 which includes changes to the U.S. corporate income tax system, including a 15% minimum tax based on “adjusted financial statement income” for certain large corporations which will not be effective until fiscal year 2024 and a 1% excise tax on share repurchases after December 31, 2022. We are currently assessing the potential impact of these legislative changes.

CLO Anti-Deferral Provision Risks

Oxford Lane Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable distribution by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each year regardless of whether the Fund receives any distributions from such PFIC. The Fund must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Fund may be required to include in its income its proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which the Fund has made a qualifying electing fund (“QEF”) election or are CFCs. To qualify as a RIC, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain sources specified in the Code (the “90% Income Test”). The income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test provided that they are derived in connection with the Fund’s business of investing in stocks and securities or the QEF or the CFC distributes such income to the Fund in the same taxable year to which the income is included in its income.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — U.S. Federal Income Taxes”.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

Risks Related to the Preferred Stock

The Fund’s Term Preferred Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Term Preferred Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Term Preferred Shares under some circumstances. The terms of any future indebtedness the Fund may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

As a registered closed-end investment company, the Fund is required to comply with the asset coverage requirements of the 1940 Act and the Articles Supplementary governing the Fund’s Term Preferred Shares. Under the 1940 Act, the Fund may not issue additional preferred stock if immediately after such issuance the Fund will not have an asset coverage of at least 200% (defined as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Fund’s outstanding preferred stock). In addition, the Articles Supplementary governing the Fund’s Term Preferred Shares require that the Fund have an asset coverage of at least 200% as of the end of each fiscal quarter.

The Fund does not intend to have the Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

Given the ten-year original terms, and potential for early redemption, of the Term Preferred Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares, see “Note 7. Mandatorily Redeemable Preferred Stock”.

Risks Related to the Notes

With respect to senior securities representing indebtedness, such as the Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required under the 1940 Act to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. If the asset coverage is not at least 300% (or 200%, as applicable) as of such measurement dates, the Fund may not be able to incur additional debt or issue additional shares of preferred stock or notes and could be forced to sell a portion of its investments to repurchase or redeem some shares of the Term Preferred Shares or Notes when it is disadvantageous to do so, which could have a material adverse effect on the its operations. Further, the Fund may be restricted from making distributions to holders of the Fund’s common stock if it does not have asset coverage of at least 300% (or 200%, as applicable).

Cybersecurity Risks

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of the Fund. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to the Fund’s information systems or those of its third-party vendors for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. Despite careful security and controls design, the information technology systems of the Fund or its third-party vendors, may be subject to security breaches and cyber-attacks the result of which could include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

As the Fund and its third-party vendor’s reliance on technology has increased, so have the risks posed to its information systems, both internal and those provided by third-party service providers, and the information systems of its third-party vendors. The Fund has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as its increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

Market Risks

Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of our control. These types of events have adversely affected and could continue to adversely affect operating results for the Fund and for its investments in CLOs and their underlying collateral.

Government spending, government policies, including recent increases in certain interest rates by the U.S. Federal Reserve, recent events in the regional bank sector and disruptions in supply chains in the United States and elsewhere, in conjunction with other factors, have led and could continue to lead to inflationary economic environments that could affect our CLO investments, financial condition and results of operations.

Widespread disease, including the recent outbreak of COVID-19 as well as other pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this prospectus, including political, social and economic risks.

Various social and political circumstances in the United States and around the world (including wars and other forms of conflict, including rising trade tensions between the United States and China, and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Specifically, the conflict between Russia and Ukraine, and resulting market volatility could adversely affect the Fund’s business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Fund’s business, financial condition, cash flows and results of operations and could cause the market value of the Fund’s common shares, Term Preferred Shares, and/or Notes to decline.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 14. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the FASB issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This accounting update provides optional accounting relief to entities with contracts, hedge accounting relationships or other transactions that reference LIBOR or other interest rate benchmarks for which the referenced rate is expected to be discontinued or replaced. This optional relief generally allows for contract modifications solely related to the replacement of the reference rate to be accounted for as a continuation of the existing contract instead of as an extinguishment of the contract, and would therefore not trigger certain accounting impacts that would otherwise be required. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Fund adopted the accounting relief on January 1, 2022, and noted no material impact on the financial statements, as relevant contract relationship modifications are made during the course of the reference rate reform transition period.

In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The amendments in this update provide that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments in this update also require additional disclosures for equity securities subject to contractual sales restrictions. ASU 2022-03 is required for years beginning after December 15, 2023, though early adoption is permitted. The Fund does not expect ASU 2022-03 to have a material impact to the financial statements and the notes thereto.

Other than the aforementioned guidance, the Fund’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

NOTE 15. ISSUANCES OF COMMON STOCK

The Fund sold a total of 23,875,115 shares of common stock pursuant to an “at-the-market” offering during the year ended March 31, 2023. The total amount of capital raised under these issuances was approximately $141.4 million and net proceeds were approximately $139.8 million after deducting the sales agent’s commissions and offering expenses.

The Fund sold a total of 42,165,903 shares of common stock pursuant to an “at-the-market” offering during the fiscal year ended March 31, 2022. The total amount of capital raised under these issuances was approximately $314.3 million and net proceeds were approximately $310.6 million after deducting the sales agent’s commissions and offering expenses.

For the year ended March 31, 2023, the Fund issued 3,719,788 shares of common stock in connection with the distribution reinvestment plan. For the year ended March 31, 2022, the Fund issued 1,859,664 shares of common stock in connection with the distribution reinvestment plan.

NOTE 16. SUBSEQUENT EVENTS

On May 10, 2023, the Board of Directors declared monthly distributions $0.08 per share on its common stock, as follows:
Month Ending	Record Date	Payment Date	Amount Per Share
July 31, 2023	July 17, 2023	July 31, 2023	$0.08
August 31, 2023	August 17, 2023	August 31, 2023	$0.08
September 30, 2023	September 15, 2023	September 29, 2023	$0.08

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2023

NOTE 16. SUBSEQUENT EVENTS (cont.)

On May 10, 2023, the Board of Directors declared the required monthly dividends on 6.75% Series 2024 Term Preferred Shares, 6.25% Series 2027 Term Preferred Shares, 6.00% Series 2029 Term Preferred Shares, and 7.125% Series 2029 Term Preferred Shares (each, a “Share”), as follows:
	Per Share Dividend Amount Declared	Record Dates	Payable Dates
6.75% Series 2024	$0.14062500	June 16, 2023, July 17, 2023, August 17, 2023	June 30, 2023, July 31, 2023, August 31, 2023
6.25% Series 2027	$0.13020833	June 16, 2023, July 17, 2023, August 17, 2023	June 30, 2023, July 31, 2023, August 31, 2023
6.00% Series 2029	$0.12500000	June 16, 2023, July 17, 2023, August 17, 2023	June 30, 2023, July 31, 2023, August 31, 2023
7.125% Series 2029	$0.14843750	June 16, 2023, July 17, 2023, August 17, 2023	June 30, 2023, July 31, 2023, August 31, 2023

The Fund has evaluated subsequent events through the date of issuance and noted no other events that necessitate adjustments to or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Oxford Lane Capital Corp.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oxford Lane Capital Corp. (the “Fund”) as of March 31, 2023, the related statements of operations and cash flows for the year ended March 31, 2023, and the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, asset managers and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 17, 2023

We have served as the auditor of Oxford Lane Capital Corp. since 2011.

Supplemental Information

Price Range of Common Stock

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the NAV per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.
	NAV(1)	Price Range		Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Distributions Per Share(3)
		High	Low
Fiscal 2024
First Quarter (through May 15, 2023)	*	$5.39	5.02	*	*	$0.240

Fiscal 2023
Fourth Quarter	$4.61	$6.27	$5.02	36.0%	8.9%	$0.225
Third Quarter	$4.63	$5.72	$4.85	23.5%	4.8%	$0.225
Second Quarter	$4.93	$6.79	$4.83	37.7%	(2.0)%	$0.225
First Quarter	$5.07	$7.32	$5.49	44.4%	8.3%	$0.225

Fiscal 2022
Fourth Quarter	$6.56	$8.42	$6.96	28.4%	6.1%	$0.225
Third Quarter	$6.93	$8.53	$7.21	23.1%	4.0%	$0.203
Second Quarter	$6.97	$7.65	$6.86	9.8%	(1.6)%	$0.203
First Quarter	$6.56	$7.88	$6.22	20.1%	(5.2)%	$0.203

____________

(1)      Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)      Calculated as the respective high or low intraday sales price divided by NAV and subtracting 1.

(3)      Represents the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock in the specified quarter.

*        Not determinable at the time of filing.

On May 15, 2023, the last reported sales price of our common stock was $5.21 per share. As of May 15, 2023, we had 111 holders of record of our common stock.

Shares of closed-end management investment companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering, shares of our common stock have traded at a discount and at a premium to the net assets attributable to those shares. As of May 15, 2023, our shares of common stock traded at a premium equal to approximately 13.02% of our net asset value per share as of March 31, 2023. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare.com/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77845.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (203) 983-5275, or on the Commission’s website at http://www.sec.gov.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	58	Chief Executive Officer and Director	2010	2025
Saul B. Rosenthal	54	President and Director	2010	2024

Independent Directors
Mark J. Ashenfelter	63	Chairman of the Board of Directors	2010	2025
John Reardon	56	Director	2010	2023
David S. Shin	54	Director	2010	2024

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce L. Rubin	63	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	68	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of Oxford Funds, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square

Management, LLC, Oxford Square Capital Corp.’s investment adviser, or “Oxford Square Management,” and as the managing member of Oxford Funds. Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, LLC, or “Oxford Gate Management,” the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Mr. Cohen has also served as Chief Executive Officer of Oxford Park Income Fund, Inc., a non-traded closed-end management investment company, and Oxford Park Management, LLC, Oxford Park Income Fund, Inc.’s investment adviser, or “Oxford Park Management,” since 2023. Mr. Cohen is also a member of the Board of Directors of Oxford Square Capital Corp. and Oxford Park Income Fund, Inc. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company and Oxford Square Management. Mr. Rosenthal has also served as President of Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC, since 2018. Mr. Rosenthal also serves as President of Oxford Park Income Fund, Inc., a non-diversified closed-end management investment company, and Oxford Park Management. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the President and CEO of Schurz Communications, Inc., a leading broadband and managed cloud services provider. Mr. Reardon also serves as a Board Member and Audit Committee Member for Schurz Communications, Inc. Previously, Mr. Reardon was Of Counsel with Kutak Rock, LLP, where he advised broadband and software companies on corporate and regulatory matters. Mr. Reardon served from 2019 until 2021 as the Director of Business Strategy, Smart Cities, for American Infrastructure Partners, LP, an infrastructure fund based in Foster City, California. Mr. Reardon was previously the Managing Director of Choctaw Telecom LLC. In addition, Mr. Reardon served as Chief Executive Officer, General Counsel, and a member of the Board of Directors of Mobex Communications, Inc. from 1997 until 2005. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently is the Head of Capital Markets for Amergin Asset Management, an asset manager specializing in transportation assets. From April 2021 to July 2022, Mr. Shin was an external consultant to Apollo Investment Consulting where he was senior advisor to the board of a portfolio company. Prior to this, Mr. Shin served as the Head of Business Development for the Infinity Transportation division of Global Atlantic Financial Group from 2016 to March 2021 and, from January 2016 to November 2016, he was an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer and Corporate Secretary since August 2015, and as our Treasurer and Controller since our initial public offering in 2011. Mr. Rubin has also served as Oxford Square Capital Corp.’s Controller since 2005, Oxford Square Capital Corp.’s Treasurer since 2009, and Oxford Square Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, Oxford Square Management, Oxford Park Management, Oxford Funds, and Oxford Gate Management. Mr. Rubin serves as the Chief Financial Officer, Treasurer and Corporate Secretary of Oxford Park Income Fund, Inc. From 1995 to 2003 Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer, as well as the Chief Compliance Officer of Oxford Lane Management, since June 2015 pursuant to an agreement between us and ACA/Foreside Consulting Services (“ACA/Foreside”), a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of Oxford Square Capital Corp., Oxford Square Management, Oxford Funds, Oxford Gate Management, Oxford Park Income Fund, Inc. and Oxford Park Management. Mr. Cummins has been a director of ACA/Foreside since June 2014 and in that capacity, he also serves as the Chief Compliance Officer to three unaffiliated BDCs. Prior to joining ACA/Foreside, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the COO and the CCO for BroadArch Capital and from 2009 to 2011 the CFO and CCO to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended March 31, 2023:

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$108,000	—	$108,000
John Reardon	$108,000	—	$108,000
David S. Shin	$118,000	—	$118,000

____________

(1)      For a discussion of the independent directors’ compensation, see below.

(2)      We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $90,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are “interested persons” of the Fund as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from the Fund. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in Oxford Funds, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to the Fund.

Mr. Cummins, our Chief Compliance Officer, is a director of ACA Group, LLC (“ACA”) and performs his functions under the terms of an agreement between us and ACA.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on July 28, 2022, our Board of Directors unanimously voted to re-approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the independent directors reviewed a significant amount of information provided by Oxford Lane Management in response to questionnaires provided by counsel to the independent directors on behalf of the independent directors and considered and concluded, among other things:

•        The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including with respect to the investment process and Oxford Lane Management’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Fund’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded that such services are satisfactory;

•        The investment performance of the Fund and Oxford Lane Management including a comparison to the performance of the Fund’s peer group, and concluded that the Fund’s performance is reasonable in comparison to its peers;

•        Comparative data with respect to advisory fees or similar expenses paid by other closed-end management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Fund to Oxford Lane Management were not unreasonable;

•        Our historical and projected operating expenses and expense ratio compared to closed-end management investment companies with similar investment objectives, and concluded that our operating expenses were reasonable;

•        Other possible benefits to Oxford Lane Management and its affiliates arising from their relationships with the Fund;

•        The possible economies of scale arising from the Fund’s size and/or anticipated growth;

•        The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•        The possibility of obtaining similar services from other third-party service providers or through an internally managed structure and concluded that our current externally managed structure with Oxford Lane Management as our investment adviser was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, and assisted by independent counsel, concluded that the fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were not unreasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors, or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders (the ‘‘Meeting’’) on October 21, 2022 and submitted one matter to the vote of the stockholders. At the Meeting, stockholders elected nominees for director, to serve for a three-year term to expire at the 2025 Annual Meeting of Stockholders based on the following votes:

Name	Votes for	Votes Withheld
Mark J. Ashenfelter(1)	5,906,860	2,161,556
Jonathan H. Cohen(2)	88,163,665	10,322,100

____________

(1)      Mr. Ashenfelter was elected by the holders of our preferred stock, voting as a single class.

(2)      Mr. Cohen was elected by the holders of our common stock and preferred stock, voting together as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund prepares Form N-PORT, which contains a complete schedule of the Fund’s portfolio holdings, on a monthly basis, and makes its N-PORT filings with the SEC on a quarterly basis within 60 days after the end of each quarter. The Fund’s N-PORT filings for the third month of each quarter are available on the SEC’s website at http://www.sec.gov.

Proxy Information

A description of the policies and procedures that the Fund’s investment adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com. Information about how the Fund’s investment adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. All information described in this paragraph is also available on the SEC’s website at http://www.sec.gov.

Tax Information

For tax purposes, distributions to stockholders during the year ended March 31, 2023 were approximately $142.7 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual and semi-annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•        It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.

•        We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•        If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Our privacy policy is available on our website at https://www.oxfordfunds.com/privacy-policy/. If you have any questions or concerns about the policy, please contact by calling (203) 983-5275.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS
Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer
Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISER
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

____________

(1)      Interested directors are “interested persons,” as defined in the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | oxfordlanecapital.com | (203) 983-5275

Item 2.       Code of Ethics.

Oxford Lane Capital Corp. (the “Registrant”) has adopted a code of business conduct and ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Oxford Lane Capital Corp. The Registrant did not make any amendments to or grant any waivers, including implicit waivers, from any provisions of the code of business conduct and ethics during the period covered by this report. The Registrant’s code of business conduct and ethics can be accessed via the Registrant’s website at http://www.oxfordlanecapital.com.

Item 3.       Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is David S. Shin based on his experience in investment banking and accounting. Mr. Shin is “independent” within the meaning of that term used in Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

a)      Audit Fees.    The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2023 and 2022 were $935,000 and $888,500, respectively. These fees include services provided in connection with securities offerings.

b)      Audit-Related Fees.    No such fees were billed during the last two fiscal years for audit-related services provided by PwC.

c)      Tax Fees.    The aggregate fees billed for professional services by PwC for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2023 and 2022 were $0 and $0, respectively.

d)      All Other Fees.    No such fees were billed during the last two fiscal years for products and services provided by PwC.

e)      (1).    The Registrant’s Audit Committee is required to pre-approve any independent accountant’s engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i) (1)(B) of the 1934 Act, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

e)      (2).    Not applicable.

f)      Not applicable.

g)      For the fiscal years ended March 31, 2023 and March 31, 2022, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant and the Registrant’s investment adviser were $0 and $0, respectively.

h)      There were no non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

i)       Not applicable.

j)       Not applicable.

Item 5.       Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58)(A) of the 1934 Act. The members of the committee are Mark J. Ashenfelter, David S. Shin (chairman) and John Reardon.

Item 6.       Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated proxy voting responsibility to its investment adviser, Oxford Lane Management, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below.

OXFORD LANE MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The Proxy Voting Policies and Procedures of the Adviser are set forth below. You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Registrant’s portfolio securities in the best interests of the Registrant’s stockholders. The Adviser will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by the Registrant. Although the Adviser will generally vote against proposals that may have a negative impact on the Registrant’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers of the Adviser who are responsible for monitoring each of the Registrant’s investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision making process to disclose to the Adviser’s Chief Compliance Officer (“CCO”) any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal without the prior approval of the CCO and Senior Management in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Item 8.       Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the Fund, as of March 31, 2023, is set forth below.

The management of the Fund’s investment portfolio is the responsibility of Oxford Lane Management, LLC (“Oxford Lane Management”), and its investment committee, which currently consists of Jonathan H. Cohen, the Registrant’s Chief Executive Officer, Saul B. Rosenthal, the Registrant’s President of Oxford Lane Management. Oxford Lane Management’s investment committee must approve each new investment that the Registrant makes. The members of Oxford Lane Management’s investment committee are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of Oxford Funds, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any investment advisory fees paid by the Registrant to Oxford Lane Management.

Because Oxford Lane Management currently provides portfolio management services only to the Registrant, the Registrant does not believe there are any conflicts of interests with respect to Oxford Lane Management’s management of the Registrant’s portfolio on the one hand, and the management of other accounts or investment vehicles by Oxford Lane Management on the other. However, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in CLOs and the debt of U.S.-based companies. Messrs. Cohen and Rosenthal also serve in the same positions at Oxford Square Management. Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC. The Oxford Gate Funds and Oxford Bridge II, LLC are private investment funds. Mr. Rosenthal has also has served as President of Oxford Gate Management since 2018. Mr. Cohen also serves as Chief Executive Officer of Oxford Park Income Fund, Inc., a non-diversified closed-end management investment company, and Oxford Park Management. Mr. Rosenthal also serves as President of Oxford Park Income Fund, Inc. and Oxford Park Management. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of the Registrant’s portfolio on the one hand, and their respective obligations to manage Oxford Square Capital Corp. and Oxford Park Income Fund, Inc. on the other hand. Charles M. Royce is also a non-managing member, of Oxford Square Management, LLC, Oxford Gate Management, LLC and Oxford Park Management, LLC.

Set forth below is additional information regarding the additional entities currently managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	($ in millions) Gross Assets
Oxford Square Capital Corp.	Business development company	Principally CLOs and debt investments in U.S. based companies	$335.2 million	(1)
Oxford Bridge II, LLC	Private fund	CLO debt and equity	$82.9 million	(1)
Oxford Gate Master Fund, LLC	Private fund	CLO debt and equity	$165.5 million	(1)(2)
Oxford Park Income Fund, Inc.	Closed-end management investment company	CLO debt and equity	$—	(3)

____________

(1)      Gross assets are calculated as of March 31, 2023.

(2)      Includes the gross assets of Oxford Gate, LLC and Oxford Gate (Bermuda), LLC.

(3)      Oxford Park Income Fund, Inc. commenced operations on April 3, 2023, therefore gross assets are not applicable as of March 31, 2023.

Investment Personnel

The Registrant’s investment adviser is led by Jonathan H. Cohen, Chief Executive Officer, and Saul B. Rosenthal, President. Messrs. Cohen and Rosenthal are assisted by Joseph Kupka, and Kevin Yonon, who both serve as Managing Directors for Oxford Lane Management. The Registrant considers Messrs. Cohen, Rosenthal, Kupka and Yonon to be Oxford Lane Management’s senior investment team. The Registrant considers Messrs. Cohen and Rosenthal to be the Registrant’s portfolio managers. The table below shows the dollar range of shares of the Registrant’s common stock to be beneficially owned by each of the Registrant’s portfolio managers as of March 31, 2023.

Name of Portfolio Manager	Dollar Range of Equity Securities in Oxford Lane Capital Corp.(1)(2)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

____________

(1)      Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

(2)      The dollar range of common stock beneficially owned in us is based on the closing price of our common stock of $5.23 on March 31, 2023 on the Nasdaq Global Select Market.

The following information pertains to the members of Oxford Lane Management’s investment team:

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds. Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management,, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Mr. Cohen also serves as Chief Executive Officer of Oxford Park Income Fund, Inc., a non-diversified closed-end management investment company, and Oxford Park Management. Mr. Cohen is also a member of the Board of Directors of Oxford Square Capital Corp. and Oxford Park Income Fund, Inc. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management. Mr. Rosenthal has also served as President of Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC, since 2018. Mr. Rosenthal also serves as President of Oxford Park Income Fund, Inc., a non-diversified closed-end management investment company, and Oxford Park Management LLC. Mr. Rosenthal is a member of the Board of Directors of Oxford Park Income Fund, Inc. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Kevin P. Yonon.    Mr. Yonon is a Managing Director, Portfolio Manager of Oxford Lane Management, the adviser of Oxford Lane Capital Corp., and holds that same position with Oxford Square Management, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC and Oxford Park Management, the adviser of Oxford Park Income Fund, Inc.

Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Joseph Kupka.    Mr. Kupka is a Managing Director of Oxford Lane Management, the adviser of Oxford Lane Capital Corp., and holds that same position with Oxford Square Management, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC and Oxford Park Management, the adviser of Oxford Park Income Fund, Inc. Previously, he worked as a risk analyst for First Equity Card Corporation. He has a BS in Mechanical Engineering from the University of Pennsylvania, where he was the Abel and Bernstein Class of 1945 Scholarship Recipient.

Hooman Banafsheha.    Mr. Banafsheha is a Principal of Oxford Lane Management, the adviser of Oxford Lane Capital Corp., and holds that same position with Oxford Square Management, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC and Oxford Park Management, the adviser of Oxford Park Income Fund, Inc. Previously, Mr. Banafsheha was a Vice President in the Finance division of Goldman Sachs. Prior to joining Goldman Sachs, he was a Senior Consultant at Deloitte. Mr. Banafsheha received a B.S. in Business Administration with a concentration in Finance from the State University of New York, University at Albany, where he graduated magna cum laude, and an M.B.A. from the MIT Sloan School of Management. Mr. Banafsheha has also attained the Charted Alternative Investment Analyst (CAIA) designation.

Brian Aleska.    Mr. Aleksa is a Vice President for Oxford Lane Management, the adviser for Oxford Lane Capital Corp., and holds that same position with Oxford Square Management, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC and Oxford Park Management, the adviser of Oxford Park Income Fund, Inc. Previously, Mr. Aleksa was a Senior Analyst in the Capital Markets group at CBA Commercial. He received a B.A. in Accounting and Finance from Franklin & Marshall College. Mr. Aleksa is also a CFA Charterholder.

Tyler Vallie.    Mr. Vallie is an Associate at Oxford Lane Management, the adviser for Oxford Lane Capital Corp., and holds that same position with Oxford Square Management, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC and Oxford Park Management, the adviser of Oxford Park Income Fund, Inc. Previously, Mr. Vallie was an Operations Associate on the Operations team at Chilton Investment Company. He received a B.A. in Economics from Marist College.

Compensation

None of Oxford Lane Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in Oxford Funds, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio. The compensation paid by Oxford Lane Management to certain other investment personnel includes: (i) annual base salary; and (ii) a portfolio-based performance award.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.     Controls and Procedures.

(a)     Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.     Exhibits.

(a)(1)     Registrant has posted its current Code of Ethics on its website at www.oxfordlanecapital.com.

(a)(2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(a)(4)     Not applicable.

(b)         Certifications of chief executive officer and chief accounting officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer Date: May 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer Date: May 17, 2023
By:	/s/ Bruce L. Rubin
Bruce L. Rubin Chief Financial Officer Date: May 17, 2023